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                                                                    EXHIBIT 10.3


                         MANAGEMENT SERVICES AGREEMENT

                                    BETWEEN

                            AMERICAN AIRLINES, INC.

                                      AND

                             THE SABRE GROUP, INC.
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                         MANAGEMENT SERVICES AGREEMENT

                               TABLE OF CONTENTS


ARTICLE 1 -- DEFINITIONS AND INTERPRETATION . . . . . . . . . . . . . . .   1


ARTICLE 2 -- TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.1     Stated Term  . . . . . . . . . . . . . . . . . . . . . .   1
         2.2     Renewal  . . . . . . . . . . . . . . . . . . . . . . . .   1
         2.3     Transition Assistance  . . . . . . . . . . . . . . . . .   2


ARTICLE 3 -- SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         3.1     Schedules  . . . . . . . . . . . . . . . . . . . . . . .   2
         3.2     Standard of Care . . . . . . . . . . . . . . . . . . . .   2
         3.3     Manner and Place of Performance  . . . . . . . . . . . .   2
         3.4     Recipients of Services . . . . . . . . . . . . . . . . .   3
         3.5     Subcontracting Services  . . . . . . . . . . . . . . . .   3
         3.6     Information Regarding Services . . . . . . . . . . . . .   4
         3.7     Legal Services . . . . . . . . . . . . . . . . . . . . .   4
         3.8     Warranty Disclaimer  . . . . . . . . . . . . . . . . . .   4


ARTICLE 4 -- SERVICE LEVEL  . . . . . . . . . . . . . . . . . . . . . . .   4
         4.1     Continuation of Level  . . . . . . . . . . . . . . . . .   4
         4.2     Semiannual Changes in Level  . . . . . . . . . . . . . .   4
         4.3     Procedure for March 1 Level Change . . . . . . . . . . .   5
         4.4     Procedure for September 1 Level Change . . . . . . . . .   5


ARTICLE 5 -- DISCONTINUANCE OF OPTIONAL SERVICES  . . . . . . . . . . . .   6
         5.1     Procedure  . . . . . . . . . . . . . . . . . . . . . . .   6
         5.2     Service Level and Price of Discontinued Services . . . .   6
         5.3     Impossible Optional Services . . . . . . . . . . . . . .   6
         5.4     Transition Assistance  . . . . . . . . . . . . . . . . .   6
         5.5     Reinstatement of Discontinued Service  . . . . . . . . .   7


ARTICLE 6 -- SERVICES OBTAINED FROM OTHERS  . . . . . . . . . . . . . . .   7
         6.1     Mandatory Services . . . . . . . . . . . . . . . . . . .   7
         6.2     Upon Discontinuance  . . . . . . . . . . . . . . . . . .   8
         6.3     Before Discontinuance  . . . . . . . . . . . . . . . . .   8




ARTICLE 7 -- PRICES . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

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
         7.1     Cost Allocation  . . . . . . . . . . . . . . . . . . . . .   8
         7.2     Annual Pricing . . . . . . . . . . . . . . . . . . . . . .   9
         7.3     Disagreement on Mandatory Service Pricing  . . . . . . . .   9
         7.4     Annual Price Effectiveness . . . . . . . . . . . . . . . .   9


ARTICLE 8 -- PAYMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.1     Invoices . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.2     Payment  . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.3     Method of Payment  . . . . . . . . . . . . . . . . . . . .  10
         8.4     Interest . . . . . . . . . . . . . . . . . . . . . . . . .  10
         8.5     Nonpayment Notice  . . . . . . . . . . . . . . . . . . . .  10
         8.6     Dispute of Invoice . . . . . . . . . . . . . . . . . . . .  10


ARTICLE 9 -- RECORDS  . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
         9.1     Record Keeping . . . . . . . . . . . . . . . . . . . . . .  11
         9.2     Examination  . . . . . . . . . . . . . . . . . . . . . . .  11


ARTICLE 10 -- CONFIDENTIAL INFORMATION  . . . . . . . . . . . . . . . . . .  12
         10.1    Confidential Information . . . . . . . . . . . . . . . . .  12
         10.2    Excluded Information . . . . . . . . . . . . . . . . . . .  13
         10.3    Standard of Care . . . . . . . . . . . . . . . . . . . . .  13
         10.4    Permitted Disclosures  . . . . . . . . . . . . . . . . . .  13
         10.5    Required Disclosures . . . . . . . . . . . . . . . . . . .  13
         10.6    Title to Information . . . . . . . . . . . . . . . . . . .  14
         10.7    Survival; Return . . . . . . . . . . . . . . . . . . . . .  14


ARTICLE 11 -- PARTIES' RELATIONSHIP . . . . . . . . . . . . . . . . . . . .  14
         11.1    Independent  . . . . . . . . . . . . . . . . . . . . . . .  14
         11.2    Employees  . . . . . . . . . . . . . . . . . . . . . . . .  14
         11.3    Authority and Enforceability . . . . . . . . . . . . . . .  15
         11.4    Third-Party Consents . . . . . . . . . . . . . . . . . . .  15
         11.5    Third-Party-Related Arrangements . . . . . . . . . . . . .  15
         11.6    Further Assurances . . . . . . . . . . . . . . . . . . . .  15


ARTICLE 12 -- PARTIES' REPRESENTATIVES  . . . . . . . . . . . . . . . . . .  16
         12.1    Representatives' Authority . . . . . . . . . . . . . . . .  16
         12.2    Designation  . . . . . . . . . . . . . . . . . . . . . . .  16


ARTICLE 13 -- TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . .  16
         13.1    Termination Events . . . . . . . . . . . . . . . . . . . .  16
         13.2    Nonexclusive . . . . . . . . . . . . . . . . . . . . . . .  17
         13.3    Consequences of Termination  . . . . . . . . . . . . . . .  17
         13.4    Survival of Rights and Obligations . . . . . . . . . . . .  19





                                       ii
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
ARTICLE 14 -- LIABILITY AND REMEDIES  . . . . . . . . . . . . . . . . . . .  19
         14.1    Warranties . . . . . . . . . . . . . . . . . . . . . . . .  19
         14.2    Nonconforming Services . . . . . . . . . . . . . . . . . .  19
         14.3    Actual Damages . . . . . . . . . . . . . . . . . . . . . .  20
         14.4    Indemnities for Certain Breaches and Other Matters . . . .  20
         14.5    Time for Claims  . . . . . . . . . . . . . . . . . . . . .  23
         14.6    Offset . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         14.7    Equitable Relief . . . . . . . . . . . . . . . . . . . . .  23
         14.8    Exclusive Remedies . . . . . . . . . . . . . . . . . . . .  23
         14.9    Waiver of Remedies . . . . . . . . . . . . . . . . . . . .  23
         14.10   Cumulative Remedies  . . . . . . . . . . . . . . . . . . .  23
         14.11   Survival . . . . . . . . . . . . . . . . . . . . . . . . .  23


ARTICLE 15 -- FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . .  24
         15.1    No Breach or Liability . . . . . . . . . . . . . . . . . .  24
         15.2    Notice of Excusable Delay or Failure . . . . . . . . . . .  24
         15.3    Efforts to Overcome  . . . . . . . . . . . . . . . . . . .  24
         15.4    Extended Delay or Failure  . . . . . . . . . . . . . . . .  24


ARTICLE 16 -- DISPUTE RESOLUTION MATTERS  . . . . . . . . . . . . . . . . .  24
         16.1    General Procedure  . . . . . . . . . . . . . . . . . . . .  25
         16.2    Continued Performance  . . . . . . . . . . . . . . . . . .  25
         16.3    Parties' Agreement . . . . . . . . . . . . . . . . . . . .  25


ARTICLE 17 -- EXPENSES AND TAXES  . . . . . . . . . . . . . . . . . . . . .  25
         17.1    Expenses . . . . . . . . . . . . . . . . . . . . . . . . .  25
         17.2    Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . .  25


ARTICLE 18 -- COMMUNICATIONS  . . . . . . . . . . . . . . . . . . . . . . .  27
         18.1    Form . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
         18.2    Addresses  . . . . . . . . . . . . . . . . . . . . . . . .  27
         18.3    Effectiveness  . . . . . . . . . . . . . . . . . . . . . .  28


ARTICLE 19 -- ASSIGNMENT  . . . . . . . . . . . . . . . . . . . . . . . . .  28


ARTICLE 20 -- AMENDMENT AND WAIVER  . . . . . . . . . . . . . . . . . . . .  29


ARTICLE 21 -- INTEGRATION . . . . . . . . . . . . . . . . . . . . . . . . .  29


ARTICLE 22 -- SEVERABILITY  . . . . . . . . . . . . . . . . . . . . . . . .  29





                                      iii
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
ARTICLE 23 -- SUCCESSORS  . . . . . . . . . . . . . . . . . . . . . . . . .  30


ARTICLE 24 -- GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . .  30


ARTICLE 25 -- COUNTERPARTS  . . . . . . . . . . . . . . . . . . . . . . . .  30


SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31


ATTACHMENTS:

         DEFINITIONAL APPENDIX


         DISPUTE RESOLUTION APPENDIX


         SCHEDULES OF SERVICES





                                       iv
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                         MANAGEMENT SERVICES AGREEMENT



This Management Services Agreement is between American Airlines, Inc., a Delaware corporation, and The SABRE Group, Inc., a Delaware corporation, effective on July 1, 1996.

                                   BACKGROUND

The Parties are wholly owned subsidiaries of AMR, and AA has provided management services to SG or its subsidiaries or predecessors. Because AMR's ownership of SG may be reduced, the Parties wish to state formally the terms on which certain management services will continue to be rendered by AA to SG and its subsidiaries.

                                   AGREEMENT

The Parties agree as follows:


ARTICLE 1 -- DEFINITIONS AND INTERPRETATION


Various terms used in this Agreement are defined in the Definitional Appendix; the defined terms used in this Agreement begin with a capital letter. Various interpretative matters for this Agreement are also set forth in the Definitional Appendix. The Definitional Appendix is an integral part of this Agreement.


- --------------------------------------------------------------------------------


ARTICLE 2 -- TERM


2.1      Stated Term.     This Agreement commences on the Effective Date and
         will continue in effect until 11:59 p.m. on June 30, 1999, unless terminated earlier by one or both of the Parties in accordance with
         Article 13.

2.2 Renewal. The Parties may consent to successive one-year renewal terms by following this procedure: If SG wishes to renew the term of this Agreement, it shall Notify AA of that intention by March 31, 1999 and the same date of each subsequent year. If AA wishes to concur with that renewal, it shall Notify SG of that concurrence by April 30 of that year. If no Notice of intent to renew or no concurrence is given, this Agreement will Expire when the then current term expires.

2.3 Transition Assistance. For up to 180 days after Expiration, AA shall comply with SG's reasonable requests for assistance in engaging or training another Person or Persons to





Management Services Agreement
         provide, and for records and other information relating to, the Services rendered by AA immediately preceding that Expiration. SG shall reimburse and pay AA's Transition Expenses in accordance with invoices submitted to SG by AA. Articles 8 and 18 shall apply in this situation as though this Agreement had not Expired. AA may cease providing transition assistance, immediately upon Notice to SG, if SG has not paid the amount described in a Nonpayment Notice by the tenth Business Day after the Nonpayment Notice was given. If the records or other information provided by AA are Confidential Information, Article 10 shall also apply as though this Agreement had not Expired.


- --------------------------------------------------------------------------------


ARTICLE 3 -- SERVICES


3.1 Schedules. AA shall render, and SG shall pay for, the Mandatory Services and, to the extent not discontinued in accordance with this Agreement, the Optional Services during the effectiveness of this Agreement. The Services are described on the Schedules, which are an integral part of this Agreement. The Services described on Schedules I through IV are Mandatory Services; the Services described on the other Schedules are Optional Services. Neither Party may unilaterally change any Service or separate any one or more of the Tasks that constitute a Service.

3.2      Standard of Care.   AA shall use the same care in rendering the
         Services as it uses in rendering services to AMR itself and the other subsidiaries of AMR. Further, AA's care in rendering the Services shall be at least equal to the care that it has used in providing each Service to SG or any of its subsidiaries or predecessors before the Effective Date.

3.3 Manner and Place of Performance. AA shall render each Service in accordance with any terms (including any time period) described on the corresponding Schedule or any applicable SLA, though AA has full discretion about how to render each Service as that Service is so described. AA is not obligated to render any Service or Task in the same manner (such as using the same personnel or other assets of AA) as it previously rendered that Service or Task, whether before or after the Effective Date. Each Service will be performed at AA's offices or the other place or places it was rendered most recently before the Effective Date, except as described in the corresponding Schedule or Subcontracted in accordance with this Agreement. SG and the SG Companies shall afford access to their respective premises as necessary or reasonably appropriate to permit a Service or Task to be rendered.

3.4 Recipients of Services. The Services shall be rendered solely to, or for the direct benefit of, SG and the SG Companies. Neither SG nor any SG Company may assign, license, or otherwise transfer or provide, whether for or without consideration, any right to any Service, in whole or in part, to any Person other than SG or any SG Company. SG or any SG Company may, however, provide any other Person (whether for or without consideration) any product or information of SG or any SG Company resulting or derived from any Service or Task, to the extent not prohibited by Article 10.





Management Services Agreement

         3.5 Subcontracting Services. AA has Subcontracted certain of the Services, in whole or in part, before the Effective Date; the Schedules indicate those Services that are Subcontracted and the corresponding Subcontractors as of the Effective Date. SG consents to that Subcontracting and those Effective Date Service Subcontracts and Subcontractors. AA's Subcontracting after the Effective Date, however, is subject to these terms:

         (a)     AA may, without any consent or approval of SG,

                 (i) Subcontract any Service, in whole or in part, to any Person, including any Affiliate of AA,

                 (ii)     amend any Service Subcontract, or

                 (iii)    cease to Subcontract any Service, in whole or in part.

         (b) SG shall have no indemnification obligation under Section 14.4(b) regarding any Service Subcontract, other than an Effective Date Service Subcontract, entered into by AA without SG's Reasonable Consent. Also, if AA, without SG's Reasonable Consent, enters into any amendment to

                 (i)      an Effective Date Service Subcontract, or

                 (ii) any other Service Subcontract to which SG had given its Reasonable Consent,

                 SG shall be liable under Section 14.4(b) only for any Damages of AA or any of its Indemnified Agents that would have resulted without that amendment; that is, SG shall not be liable under Section 14.4(b) for any increase in Damages that results from an amendment of that kind.

         [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         AA shall remain responsible for the rendering to SG of any Service that is Subcontracted, in whole or in part. Also, except as described in Section 14.4(b), AA shall be solely responsible for its obligations to the Subcontractor (including any applicable Subcontract Termination Penalty) under each Service Subcontract.

3.6 Information Regarding Services. Each Party shall make available to the other Party any information required or reasonably requested by that other Party regarding the performance of any Service and shall be responsible for timely providing that information and for the accuracy and completeness of that information. But a Party shall not be liable for not providing any information that is subject to a confidentiality obligation owed by it to a Person other than an Affiliate of it or the other Party. A Party shall not be liable for any impairment of any Service caused by its not receiving information, either timely or at all, or by its receiving inaccurate or incomplete information from the other Party that is required or reasonably requested regarding that Service.

3.7 Legal Services. The Service described in one of the Schedules as "legal services" consists of AA's making the Legal Staff available for engagement by SG and the SG Companies for their legal matters. The engagement, services, or withdrawal of any of the Legal Staff





Management Services Agreement
         regarding a particular legal matter for SG or any of the SG Companies, as well as certain of the Prices for those legal services, are governed by and subject to the Legal Staff's professional or ethical obligations and the Legal Rights Agreement.

3.8 Warranty Disclaimer. AA MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, REGARDING ANY SERVICE OR TASK OTHER THAN AS STATED IN THIS AGREEMENT. AA SPECIFICALLY DISCLAIMS ALL IMPLIED WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, REGARDING THE SERVICES.


- --------------------------------------------------------------------------------


ARTICLE 4 -- SERVICE LEVEL


4.1 Continuation of Level. AA shall provide substantially the same Level of each Service, and each Task, as it provided to SG or its subsidiaries before the Effective Date, except as otherwise agreed in accordance with this Agreement. The Parties' entering into this Agreement does not negate or modify any SLA in effect on the Effective Date.

4.2 Semiannual Changes in Level. The Level of any Service may be changed semiannually by the Parties' agreement, so long as that agreement includes a mutually acceptable corresponding Price for the changed Level of Service. A change in the Level of a Service shall be effective only on and after

         (a) March 1 if the Parties agree, and enter into an SLA for that Service, by the preceding December 1 in accordance with
                 Section 4.3, or

         (b) September 1 if the Parties agree, and enter into an SLA for that Service, by the preceding June 1 in accordance with
                 Section 4.4.

         A change in the Level of any one or more Tasks that constitute a Service shall be deemed a change in the Level of that Service. Seasonal or other normal fluctuations in a Service or Task shall not be deemed a change in the Level of that Service.

4.3 Procedure for March 1 Level Change. If the Parties agree by September 1 that there should be a March 1 Level Change, AA shall reflect that proposed change in its Price Proposal due as of October 1 for that Service; accordingly, if the Price will differ because of the proposed March 1 Level Change, that Price Proposal shall include both the Price for the following January and February and the Price for the following March through December. Otherwise:

         (a) If AA proposes, by Notice to SG by October 1, a March 1 Level Change, AA shall reflect that proposed change in its corresponding Price Proposal due as of October 1 for that Service. Upon SG's request, AA shall also submit to SG by November 1 a Price Proposal for an unchanged Level of that Service or for any other March 1 Level Change that has otherwise been agreed upon by the Parties.





Management Services Agreement

         (b) If SG proposes, by Notice to AA by October 1, a March 1 Level Change, AA shall respond in writing by the following November
                 1. To the extent that AA agrees with the proposed change, its response shall include a revised Price Proposal for that Service reflecting a March 1 Level Change to which AA would agree.

         Neither Party is precluded from proposing, and the Parties are not precluded from discussing and agreeing to, between October 1 and the following December 1, any change in the Level of any Service and the corresponding Price. If the Parties do not agree upon a change in Level and the corresponding Price of a Service by December 1, the Level of that Service shall continue unchanged at least through the following August.

4.4 Procedure for September 1 Level Change. If the Parties agree by April 15 that there should be a September 1 Level Change, AA shall submit to SG a corresponding Price Proposal for that Service by the following May 7. Otherwise:

         (a) If AA proposes, by Notice to SG by April 15, a September 1 Level Change, AA shall concurrently submit to SG a corresponding Price Proposal for that Service for the following September through December; SG shall then respond in writing by the May 7 following the submission of that proposal.

         (b) If SG proposes, by Notice to AA by April 15, a September 1 Level Change, AA shall respond in writing by the following May
                 7. To the extent that AA agrees with the proposed change, its response shall include a revised Price Proposal for that Service, for the following September through December, reflecting a September 1 Level Change to which AA would agree.

         Neither Party is precluded from proposing, and the Parties are not precluded from discussing and agreeing to, between April 15 and June 1, any change in the Level of any Service and the corresponding Price. If the Parties do not agree upon a change in Level and the corresponding Price of a Service by June 1, the Level of that Service shall continue unchanged at least through the following February.


- --------------------------------------------------------------------------------


ARTICLE 5 -- DISCONTINUANCE OF OPTIONAL SERVICES


5.1 Procedure. Either Party may discontinue or terminate semiannually any Optional Service by Notice -- three months' Notice if other than a Significant Optional Service and six months' Notice if a Significant Optional Service -- to the other Party. A Notice of discontinuance shall be given by

         (a) December 1 to discontinue an Optional Service effective at midnight on the following March 1 or, if a Significant Optional Service, effective at midnight on the following June 1, or





Management Services Agreement

         (b) June 1 to discontinue an Optional Service effective at midnight on the following September 1 or, if a Significant Optional Service, effective at midnight on the following December 1.

         A Notice of discontinuance may refer to more than one Optional Service. Only an entire Optional Service may be discontinued; none of the Tasks that constitute an Optional Service may be separately discontinued without the Parties' agreement (which may be stated in the corresponding Schedule). Any Optional Service that is the subject of a Notice of discontinuance shall continue to be rendered by AA until the effective date of the discontinuance (i.e., June 1 or December 1), and SG shall pay for that Optional Service rendered until that date. A Party may not unilaterally rescind its Notice of discontinuance.

5.2 Service Level and Price of Discontinued Services. Until the date of its discontinuance, an Optional Service that is the subject of a Notice of discontinuance shall be rendered at the same Level and for the same Price as in effect immediately preceding the Notice of discontinuance.

5.3 Impossible Optional Services. If either Party reasonably determines that the discontinuance of any Optional Service would make it functionally impossible to continue any other Optional Service, in whole or in part, that Party shall promptly Notify the other of that determination. Any Optional Service that so becomes functionally impossible to render shall be deemed discontinued effective upon the date of discontinuance of the Optional Service or Optional Services that caused that impossibility.

5.4 Transition Assistance. For up to 180 days after the effective date of discontinuance of an Optional Service, AA shall comply with SG's reasonable requests for assistance in SG's engaging or training another Person or Persons to provide, and for records and other information relating to, that discontinued Optional Service. If AA discontinues that Optional Service, it shall comply with those requests at its own expense. If SG discontinues that Optional Service, it shall pay for AA's compliance with those requests by

         (a) reimbursing AA all of its resulting reasonable out-of-pocket expenses, and

         (b) paying AA for the resulting time or activities of AA's personnel as follows:

                 (i) if the activities of those personnel are or were part of a Use-based Service, then at the Price then in effect, or most recently paid (if that Optional Service has been discontinued), for that Use-based Service, or

                 (ii) if the activities of those personnel are or were part of a Fixed-price Service, then that portion of the Price then in effect, or most recently paid (if that Optional Service was discontinued), for that Fixed-price Service corresponding to the transition activities' portion of all activities that constituted that Fixed-price Service for the time covered by that Price.

         Invoicing and payment for transition assistance shall be in accordance with Article 8. AA may cease providing transition assistance, immediately upon Notice to SG, if SG has not paid the amount described in a Nonpayment Notice by the tenth Business Day after the Nonpayment Notice was given.





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                                       6

5.5 Reinstatement of Discontinued Service. Neither Party may unilaterally reinstate any Optional Service that has been discontinued under this Agreement.


- --------------------------------------------------------------------------------


ARTICLE 6 -- SERVICES OBTAINED FROM OTHERS


6.1 Mandatory Services. SG may not perform itself or obtain from any Person other than AA or any Subcontractor any service or services to supplement or substitute for all or any portion of a Mandatory Service, except as permitted by the corresponding Schedule. This does not prohibit SG (or AA), however, from

         [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         (c) performing for itself or obtaining from any other Person all or any portion of a Mandatory Service to the extent permitted by Section 15.4.

6.2 Upon Discontinuance. SG need not obtain AA's consent to or approval of SG's performing itself or obtaining from any other Person, upon and after the discontinuance of any Optional Service, any service or services that substitute for the Optional Service that has been discontinued.

6.3      Before Discontinuance.  Before the discontinuance of any Optional
         Service:

         (a) SG need not obtain AA's consent to or approval of SG's performing itself or obtaining from any other Person any service or services to supplement or substitute for all or any portion of

                 (i) a Fixed-price Service, so long as SG continues to pay for the Fixed-price Service in accordance with this Agreement, including the corresponding Schedule,

                 (ii) a Use-based Service to the extent that the decrease in that Service obtained from AA in each month does not exceed 25% of the average monthly invoiced amount for that Service for the preceding three months for which AA has submitted an invoice for that Service (with the calculation of that average to exclude any credit given to SG related to any other Service in any monthly invoice), or

                 (iii)    any Optional Service to the extent permitted by
                          Section 15.4.

         (b) AA's Reasonable Consent shall be required for SG's performing itself or obtaining from any other Person any service or services to supplement all or any portion of any





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                                       7

                 Use-based Service in any circumstance other than as described in Section 6.3(a)(ii).





ARTICLE 7 -- PRICES


7.1 Cost Allocation. In determining Prices, AA's cost allocations to SG shall be determined on a consistent basis with AA's cost allocations to AMR's other subsidiaries.

7.2 Annual Pricing. The Price payable by SG for each Service shall be established annually by this procedure:

         (a) AA shall submit to SG by October 1 a Price Proposal for each Service then in effect, except for any Significant Optional Service that will be discontinued effective December 1 in accordance with a Notice of discontinuance given by the preceding June 1. AA shall propose the Price for each Service assuming a continuation of the Level of that Service since the preceding September 1, unless the Parties have agreed to, or AA is proposing, a March 1 Level Change for that Service in accordance with Section 4.3.

         (b) SG shall respond in writing to the Price Proposal for each Service by November 1.

         (c) To the extent that SG does not accept or agree with a Price Proposal, the Parties shall negotiate in good faith to reach agreement on the Price for that Service by December 1. The Parties' agreement by December 1 on the Price of any Use-based Service shall also include an estimated annual amount for that Service.

         (d) If by December 1 the Parties do not agree on the Price at which any Optional Service shall continue to be rendered (without any change in Level) and neither Party gives a Notice of discontinuance of that Optional Service, the Price for that Optional Service shall continue to be the Price then in effect.

7.3 Disagreement on Mandatory Service Pricing. If the Parties do not agree by December 1 on the Price at which any Mandatory Service shall be rendered, the Dispute shall be resolved by the Dispute Resolution Procedure. Pending resolution of that Dispute, the Price for that Mandatory Service shall continue to be the Price in effect on November
         30. The Price determined by resolution of that Dispute shall be deemed effective January 1 as though the Parties had agreed to it as of the preceding December 1. Accordingly:

         (a) Any excess amount paid by SG shall be credited (without interest) to the next invoice or invoices for any Service or Services payable by SG after the date of resolution, or to the extent full credit cannot be given to invoiced amounts payable within 30 days after the date of resolution, paid (without interest) by AA by wire transfer of immediately available funds to an account or accounts designated by SG; or





Management Services Agreement

         (b) any amount due to AA shall be paid (without interest) within 30 days after the date of resolution by wire transfer of immediately available funds to an account or accounts designated by AA.

7.4 Annual Price Effectiveness. The Price for each Service agreed or determined as of December 1 of each year will be effective for that Service for the succeeding calendar year, unless changed to correspond to a change in the Level of that Service in accordance with Article 4.


- --------------------------------------------------------------------------------


ARTICLE 8 -- PAYMENT


8.1 Invoices. AA shall submit to SG monthly one or more invoices for the Services. Each invoice shall indicate for each SG Business Unit:

         (a)     The amount charged for each Service covered by that invoice;

         (b) if the Service is a Use-based Service, the calculation of the invoiced amount or the basis on which that amount was determined; and

         (c) if that invoice includes any credit or offset for SG, the amount and purpose of that credit or offset.


         Each invoice should also indicate the sales, use, or similar taxes being collected on each Service, or part of a Service, that AA believes to be so taxable. An invoice may cover more than one Service.

8.2 Payment. SG shall pay the amount of each invoice within 30 days after the date of that invoice. SG shall pay the invoiced amount even if SG disputes all or a portion of that amount, unless AA has agreed on or before the due date to accept a different amount.

8.3 Method of Payment. SG shall pay AA by wire transfer of immediately available funds to an account or accounts designated by AA. All payments shall be made in United States currency.

8.4 Interest. AA may charge interest on any past due invoiced amount at the annual rate of 18% (or, if lower, the highest lawful rate) from the due date until paid in full with accrued interest. Any payment of interest only is not a cure or AA's sole remedy for nonpayment of any invoiced amount that is due.

8.5 Nonpayment Notice. If AA does not receive the full payment of any invoice (and has not agreed to accept a different amount), it may give SG a Nonpayment Notice. SG shall pay the amount described in the Nonpayment Notice by the tenth Business Day after that Nonpayment Notice is given.





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                                       9

8.6      Dispute of Invoice.  Except as described in the last sentence of this
         Section 8.6, SG may dispute the amount of any invoice for up to 90 days after the date of that invoice; if no Notice of that Dispute is given within those 90 days, the invoiced amount shall be deemed agreed to by SG. The Notice of a Dispute of any invoice shall describe the basis for that Dispute and specify the Service and the SG Business Unit to which that Dispute relates. A Dispute of any invoice (except as described in the last sentence of this Section 8.6) shall be resolved by the Dispute Resolution Procedure. If it is determined by resolution of that Dispute that SG has paid any excess amount in response to the invoice, that amount shall be credited (without interest) to the next invoice or invoices payable by SG after the date of resolution, or to the extent full credit cannot be given to invoiced amounts payable within 30 days after the date of resolution, paid (without interest) by AA by wire transfer of immediately available funds to an account or accounts designated by SG. Under this Section 8.6, SG may dispute only the invoiced amount and the particular calculation thereof, and not the previously established basis for the established Price for any invoiced Service. Any Dispute regarding the application to any Service (in whole or in part) of any invoiced sales, use, or similar taxes is subject to Section 17.2(b) instead of this Section 8.6.


- --------------------------------------------------------------------------------


ARTICLE 9 -- RECORDS


9.1 Record Keeping. Each Party shall create and maintain accurate records regarding the Services rendered and the amounts charged and paid or received under this Agreement. AA's records shall include information regarding the determination of amounts charged or invoiced to SG for Use-based Services and information regarding the determination of the cost or the cost allocation for each Service rendered. Each Party's records regarding

         (a) the Services rendered, and at the Level rendered, as of the Effective Date shall be of substantially the same kinds as that Party has created and maintained regarding those Services before the Effective Date, and

         (b) the Services, or the Level of Services, as changed after the Effective Date in accordance with this Agreement shall be of the kinds that are reasonable, and consistent with the other business records created and maintained by that Party, regarding services like those Services at those Levels.

         Each Party shall create and maintain those records with the same degree of completeness and care as it maintains its other similar business records. Each Party shall maintain those records for the time or times required by applicable law or regulation, except that a Party shall, upon request of the other Party, maintain any of those records for a longer time if the requesting Party pays the additional expenses incurred in complying with that request.

9.2 Examination. Each Party shall be entitled to examine, through its authorized representatives or agents and at its own expense, the records that the other Party is required to maintain under this Agreement. This examination right may be exercised only by three Business Days' prior Notice to the other Party, and the examination may be made only during the other





Management Services Agreement

         Party's normal business hours or at any other reasonable time or times to which the other Party may consent. An examination shall be performed in a manner that does not unreasonably disrupt the other Party's normal business operations. This examination right will continue:

         (a) for two years after Expiration or the termination of this Agreement; and

         (b) thereafter, as long as necessary to enable a Party to respond to any Third-Party Claim or to a request or order issued by a court or another Governmental Authority.

         The Party conducting an examination may make and take away copies of any or all of the other Party's records being examined.


- --------------------------------------------------------------------------------


ARTICLE 10 -- CONFIDENTIAL INFORMATION


10.1 Confidential Information. Each Party shall keep confidential the following information -- which is "Confidential Information" -- whether acquired by it under or in connection with this Agreement or obtained in connection with the relationship of AA and SG or its subsidiaries or predecessors regarding management services rendered before the Effective Date:

         (a) Information relating to the other Party's business, financial condition or performance, or operations that the other Party treats as confidential or proprietary.

         (b) Copies of records and other information obtained from a Party's examination of the other Party's records under Section 9.2.

         (c) The terms and performance of, any breach under, or any Dispute regarding this Agreement.

         (d) The Parties' conduct, decisions, documents, and negotiations as part of, and the status of, any Dispute resolution proceedings under the Dispute Resolution Procedure.

         (e) Any other information, whether in a tangible medium or oral and whether proprietary to the other Party or not, that is marked or clearly identified by the other Party as confidential or proprietary.

         Neither Party may use any of the other Party's Confidential Information other than as required to perform its obligations or exercise its rights and remedies, including as part of the resolution of any Dispute, under this Agreement. Each SG Company has the same rights and benefits, and the same duties and obligations, as SG has (as a "Party") in this Article 10.





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                                       11

10.2 Excluded Information. A Party has no obligation under this Article 10 regarding any information, including information that would otherwise be Confidential Information, to the extent that the information:

         (a) is or becomes publicly available or available in the industry other than as a result of any breach of this Agreement or any other duty of that Party; or

         (b) is or becomes available to that Party from a source that, to that Party's knowledge, is lawfully in possession of that information and is not subject to a duty of confidentiality, whether to the other Party or another Person, violated by that disclosure.

10.3 Standard of Care. Each Party shall use the same degree of care in maintaining the confidentiality and restricting the use of the other Party's Confidential Information as that Party uses with respect to its own proprietary or confidential information, and in no event less than reasonable care.

10.4 Permitted Disclosures. A Party may disclose Confidential Information to its officers, directors, agents, or employees as necessary to give effect to this Agreement. Each Party shall inform each of those Persons to whom any Confidential Information is communicated of the obligations regarding that information under this Article 10 and impose on that Person the obligation to comply with this Article 10 regarding the Confidential Information. Each Party shall be responsible for any breach of that Party's obligations under this
         Article 10 by its officers, directors, agents, or employees.

10.5 Required Disclosures. Each Party may disclose Confidential Information in response to a request for disclosure by a court or another Governmental Authority, including a subpoena, court order, or audit-related request by a taxing authority, if that Party:

         (a) promptly notifies the other Party of the terms and the circumstances of that request;

         (b) consults with the other Party, and cooperates with the other Party's reasonable requests, to resist or narrow that request;

         (c) furnishes only information that, according to written advice (which need not be a legal opinion) of its legal counsel, that Party is legally compelled to disclose; and

         (d) uses its Reasonable Efforts to obtain an order or other reliable assurance that confidential treatment will be accorded the information disclosed.

         A Party need not comply with these conditions to disclosure, however, to the extent that the request or order of the Governmental Authority in effect prohibits that compliance. A Party may also disclose Confidential Information without complying with these conditions to the extent that the Party is otherwise legally obligated to do so (for example, to comply with applicable securities laws), as confirmed by advice of competent and knowledgeable counsel. Further, a Party may also disclose Confidential Information, without complying with these conditions, in connection with a tax audit if the disclosure is to representatives of a taxing authority, or in connection with a tax contest if that Party uses its Reasonable Efforts to assure that confidential treatment will be accorded the information disclosed.





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                                       12

10.6 Title to Information. The Confidential Information of a Party disclosed by it to the other Party under this Agreement shall remain the property of the disclosing Party; nothing in this Agreement, other than in this Article 10, grants or conveys to the other Party any ownership or other rights in any of that Confidential Information.

10.7 Survival; Return. The obligations under this Article 10 shall continue on and after Expiration or the termination of this Agreement. Upon request of the disclosing Party upon or after Expiration or the termination of this Agreement, the other Party shall return or, if requested by the disclosing Party, destroy the Confidential Information of the disclosing Party that it holds. The requested return or destruction

         (a) shall include removal or deletion of Confidential Information from all data bases and magnetic media of the other Party, and

         (b) need not be effected to the extent that it would be impractical or unduly burdensome to effect.


- --------------------------------------------------------------------------------


ARTICLE 11 -- PARTIES' RELATIONSHIP


11.1 Independent. The Parties are independent; each has sole authority and control of the manner of, and is responsible for, its performance of this Agreement. This Agreement does not create or evidence a partnership or joint venture between the Parties. Neither Party may create or incur any liability or obligation for or on behalf of the other Party, except as described in this Agreement. This Agreement does not restrict AA from providing or rendering any services, including services like the Services, to any other Person; nothing in this Agreement, however, gives AA the right to provide or render any services in violation of any other agreement entered into by the Parties.

11.2 Employees. Except as described in Section 14.4(b) or Section 14.4(c) or in the Legal Rights Agreement, for the purposes of this Agreement:

         (a) each Party is solely responsible for its own employees or agents, including the actions or omissions and the compensation of those employees and agents, and

         (b) neither Party has any authority with respect to any of the other Party's employees or agents.

11.3 Authority and Enforceability. Each Party warrants to the other Party that:

         (a) it has the requisite corporate authority to enter into and perform this Agreement;

         (b) its execution, delivery, and performance of this Agreement have been duly authorized by all requisite corporate action on its behalf;





Management Services Agreement

         (c)     this Agreement is enforceable against it; and

         (d) it has obtained all consents or approvals of Governmental Authorities and other Persons that are conditions to its entering into this Agreement.


11.4 Third-Party Consents. Each Party shall be responsible for obtaining and maintaining any licenses, permits, consents, or approvals of Governmental Authorities and other Persons necessary or appropriate for it to perform its obligations under this Agreement.

11.5 Third-Party-Related Arrangements. The Parties also have certain arrangements and agreements relating to certain of the Services provided by an Effective Date Service Subcontract or provided directly by AA but involving an agreement with a third party. The Parties currently expect that the matters or issues addressed by those arrangements or agreements will need to continue to be addressed -- whether in the same or in a different manner -- upon Expiration or the termination of this Agreement or the discontinuance of certain Optional Services. Hence, before and upon any of those events, each Party shall use its Reasonable Efforts to change, renegotiate, replace, sever, or assign, as the Parties mutually agree, those arrangements or agreements as necessary to so address those matters or issues and to equitably allocate to the respective Parties -- in accordance with their respective assets and businesses -- the benefits and the obligations of those arrangements or agreements upon and after the occurrence of any of those events.

11.6 Further Assurances. Each Party shall take such actions, upon request of the other Party and in addition to the actions specified in this Agreement, as may be necessary or reasonably appropriate to implement or give effect to this Agreement.


- --------------------------------------------------------------------------------


ARTICLE 12 -- PARTIES' REPRESENTATIVES


12.1 Representatives' Authority. Each Party has authorized its Representative to conduct discussions and negotiations, make and communicate decisions, frame and pose questions or issues, and resolve Disputes on behalf of that Party relating to this Agreement. Though one Party's employees or agents other than its Representative may also take actions of the kinds described in the preceding sentence with the other Party's employees or agents other than its Representative, matters that require more formal discussions or negotiations between Parties shall be addressed through and by the Representatives. Each Party and its Representative are entitled to rely on the actions and decisions of the other Party's Representative relating to this Agreement.

12.2 Designation. AA designates its Managing Director of Financial Planning as AA's Representative, and SG designates its Managing Director of SABRE Group Financial Planning as SG's Representative, upon and after the Effective Date until changed by the designating Party. A Party may change its Representative by Notice to the other Party. A





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                                       14

         Party may rely on and deal with the Person who is designated as the other Party's Representative until any Notice of change is given by the other Party.


- --------------------------------------------------------------------------------


ARTICLE 13 -- TERMINATION


13.1 Termination Events. This Agreement may be terminated, without liability to the Party terminating:

         (a) By either Party, upon 30 days' Notice to the other, at any time upon or after the Parties cease to be Affiliates.

         (b)     By a Party, immediately upon Notice to the other Party, if:

                 (i) that other Party makes a general assignment of all or substantially all of its assets for the benefit of its creditors;

                 (ii) that other Party applies for, consents to, or acquiesces in the appointment of a receiver, trustee, custodian, or liquidator for its business or all or substantially all of its assets;

                 (iii) that other Party files, or consents to or acquiesces in, a petition seeking relief or reorganization under any bankruptcy or insolvency laws; or

                 (iv) a petition seeking relief or reorganization under any bankruptcy or insolvency laws is filed against that other Party and is not dismissed within 90 days after it was filed.

         (c) By a Party, immediately upon Notice to the other Party, if that other Party's material breach of this Agreement continues uncured or uncorrected for 30 days after both the nature of that breach and the necessary cure or correction has been agreed upon by the Parties or otherwise determined by the Dispute Resolution Procedure. But if:

                 (i) the Parties agree or it is determined by the Dispute Resolution Procedure that the material breach is not capable of being cured or corrected, the termination shall be effective immediately upon Notice, without any cure period; or

                 (ii) the breaching Party (A) reasonably requires longer than 30 days to cure or correct -- such as when the applicable Service Subcontract permits the Subcontractor longer than 30 days to cure or correct -- and (B) Notifies the non-breaching Party of the circumstances, then the cure period shall be extended for the reasonable time so required, so long as during that time the breaching Party diligently acts to effect that cure or correction.





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                                       15

                 A non-breaching Party's exercise of the remedy described in this Section 13.1(c) shall be conditioned upon its giving a Breach Notice to the other Party.

         (d) By AA, immediately upon Notice to SG, if SG has not paid the amount described in a Nonpayment Notice by the tenth Business Day after that Nonpayment Notice was given.

         (e) By AA, upon 30 days' Notice to SG, at any time upon or after termination of the Information Technology Services Agreement before its expiration date.

         A Party may not terminate this Agreement if the event or circumstance described above in this Section 13.1, upon which that Party would rely in so terminating, was caused by that Party's breach of this Agreement.

13.2 Nonexclusive. The termination rights under Sections 13.1(c) and 13.1(d) are not exclusive of any other right or remedy of a non-breaching Party granted in this Agreement.

13.3     Consequences of Termination.  Upon termination of this Agreement:

         (a) Under Section 13.1(a) or Section 13.1(e) or by SG under Section 13.1(c):

                 (i) During the Transition Period AA shall continue to render, and SG shall pay for, each Service reasonably requested by SG until terminated by either Party in accordance with Sections 13.3(a)(ii) and 13.3(a)(iii). Except as stated in Section 13.3(a)(ii), the terms of this Agreement shall continue to apply during the Transition Period as though no termination of this Agreement had occurred.

                 (ii) The Level of each Service rendered, and the Price for each Service, during the Transition Period shall be the same as in effect immediately preceding the Termination Date. Article 5 shall not apply during the Transition Period. During the Transition Period, any Service (including a Mandatory Service), but not any one or more of the Tasks separately, may be terminated by (A) SG, for any reason, by 60 days' Notice to AA, or (B) AA, if SG has not paid the amount described in a Nonpayment Notice by the tenth Business Day after the Nonpayment Notice was given. Any Service that is the subject of a Notice of termination shall continue to be rendered by AA until the effective date of that termination, and SG shall pay for that Service rendered through that date. Neither Party may unilaterally rescind a Notice of termination.

                 (iii) If either Party reasonably determines that the termination of any Service during the Transition Period would make it functionally impossible to continue any other Service during the Transition Period, that Party shall promptly Notify the other Party of that determination; any Service that so becomes functionally impossible to render shall be deemed terminated effective upon the date of termination of the Service that caused that impossibility. Neither Party may unilaterally reinstate any Service that has been terminated as of the Termination Date or during the Transition Period.





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                                       16

         (b) Under Section 13.1(b), then during the Transition Period, AA shall comply with SG's reasonable requests for assistance in SG's engaging or training another Person or Persons to provide, and for records and other information relating to, each Service in effect immediately preceding the Termination Date. If SG terminates this Agreement, AA shall comply with those requests at its own expense. If AA terminates this Agreement, SG shall reimburse and pay AA's Transition Expenses in accordance with invoices submitted to SG by AA. Articles 8 and 18 shall apply in this situation as though this Agreement had not been terminated. When SG is obligated to reimburse and pay AA's Transition Expenses, AA may cease providing transition assistance, immediately upon Notice to SG, if SG has not paid the amount described in a Nonpayment Notice by the tenth Business Day after the Nonpayment Notice was given. If the records or other information provided by AA are Confidential Information, Article 10 shall also apply as though this Agreement had not been terminated.

         (c) Under Section 13.1(d) or by AA under Section 13.1(c), then AA shall have no obligation to provide any continued Services or transition assistance as described above in this Section 13.3.

13.4 Survival of Rights and Obligations. No rights or obligations of either Party that expressly or impliedly are to remain in effect in order to give effect to this Agreement shall be impaired by Expiration or the termination of this Agreement, and those rights and obligations shall remain in effect.


- --------------------------------------------------------------------------------


ARTICLE 14 -- LIABILITY AND REMEDIES


14.1 Warranties. Each Party's warranties in this Agreement are made solely to and for the benefit of the other Party and, to the extent described in this Agreement, the SG Companies. No Person other than a Party may make a claim based on the other Party's warranties under this Agreement; any claim by an SG Company shall be made by SG.

14.2 Nonconforming Services. SG shall promptly Notify AA of any Deficiency in any Service or Task, whether rendered by AA or a Subcontractor. To the extent AA agrees, or it is otherwise determined by the Dispute Resolution Procedure, that a Service or Task was or is a Nonconforming Service, AA shall use its Reasonable Efforts promptly to cure or correct, or cause its Subcontractor to cure or correct, the Deficiency to the extent it may then be cured or corrected.

         (a) If the Deficiency was, or was the result of, AA's or a Subcontractor's negligence, AA shall not be responsible or liable for any resulting Damages of SG.

         (b) If the Deficiency was, or was the result of, AA's or a Subcontractor's gross negligence (including recklessness) or willful misconduct, AA shall be responsible or liable for SG's resulting Damages in an amount up to:





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                                       17

                 (i) if AA's liability is determined (by the Parties' agreement or the Dispute Resolution Procedure) after the calendar year in which the Deficiency occurred, the aggregate amount received by AA for the Nonconforming Service for the calendar year in which the Deficiency occurred;

                 (ii) if AA's liability is determined during the calendar year in which the Deficiency occurred and the Nonconforming Service is a Fixed-price Service, the annual Price for the Nonconforming Service for that calendar year; or

                 (iii) if AA's liability is determined during the calendar year in which the Deficiency occurred and the Nonconforming Service is a Use-based Service, the greater of (A) the estimated annual amount for that Service for that calendar year and (B) the aggregate amount received by AA to the date the liability is determined, annualized for that calendar year.

                 The annual limit on AA's liability described above in this
                 Section 14.2(b) is not cumulative from year to year. If there is more than one Deficiency in a single Service for which AA is responsible or liable for Damages and AA's liability for those Deficiencies is determined in the same calendar year, AA's responsibility or liability for Damages resulting from all of those Deficiencies shall be subject to the applicable annual limit on liability described above in this Section 14.2(b).

14.3 Actual Damages. Neither Party shall be liable under or relating in any manner to this Agreement for any losses or damages other than Damages, even if a Party has been advised of the possibility of losses or damages of that kind and regardless of the form of the Proceedings or the theory of liability, whether based on contract, warranty, tort (including negligence and strict liability), infringement, or misappropriation.

14.4 Indemnities for Certain Breaches and Other Matters. The following shall apply to any breach of, and certain other Damages relating to, this Agreement, other than a Deficiency for which AA has no liability for Damages under Section 14.2(a) or a nonpayment by SG of any amount relating to an invoice:

         (a) Subject to the limits on liability described in Section 14.2(b), if that Section is applicable, each Party shall indemnify the other Party against all Damages of the Indemnified Party, or any of its Indemnified Agents, resulting from or relating to:

                 (i) any breach of this Agreement, including a breach of any warranty in this Agreement, by the Indemnifying Party;

                 (ii) any Proceedings relating to a breach of this Agreement by the Indemnifying Party; and

                 (iii) the actions or omissions of the Indemnifying Party's employees or agents under or in connection with this Agreement, except as described in Sections 14.4(b) and 14.4(c).

         (b) SG shall also indemnify AA against all Damages of AA or any of its Indemnified Agents, including any Subcontract Termination Penalty, under or relating to any Service Subcontract -- other than as described in Section 3.5(b) -- resulting from:





Management Services Agreement

                 (i) any violation by SG of any obligation imposed on it under that Service Subcontract;

                 (ii) the actions or omissions of SG's employees or agents under or in connection with that Service Subcontract;

                 (iii) SG's discontinuance of any Optional Service that AA renders, in whole or in part, by that Service Subcontract, even if permitted by Article 5;

                 (iv) SG's performing itself or obtaining from any Person other than AA or its Subcontractor any service or services to supplement or substitute for any Optional Service that AA renders, in whole or in part, by that Service Subcontract, even if permitted by Section 6.3;

                 (v)      Expiration; or

                 (vi) the termination of this Agreement other than a termination by SG under Section 13.1(b) or Section 13.1(c).

         (c) SG shall also indemnify AA against all Damages of AA or any of its Indemnified Agents resulting from or relating to:

                 [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                 (iii) the actions or omissions of any of the Legal Staff that are directed by SG or any SG Company within the scope of that lawyer's or paralegal's engagement for any legal matter of SG or any SG Company; or

                 (iv) any sales, use, or similar taxes (however described) applicable to any of the Services, in whole or in part, that are assessed or levied against or paid by AA.

         (d) The indemnification obligations in Sections 14.4(a), 14.4(b), and 14.4(c) shall be extinguished to the extent that the Damages of the other Party, or any of its Indemnified Agents for whom or which the other Party is seeking indemnification, were caused by the gross negligence (including recklessness) or willful misconduct of the Person for whom or which indemnification is sought. THE INDEMNIFICATION PROVISIONS IN SECTIONS 14.4(a), 14.4(b), AND 14.4(c) EXPRESS THE PARTIES' INTENT THAT A PERSON BE INDEMNIFIED AGAINST ITS OWN ORDINARY NEGLIGENCE, OR THE RESULTS OF THAT ORDINARY NEGLIGENCE, UNDER THIS AGREEMENT.

         (e) If an Indemnification Claim is not based on a Third-Party Claim, the Indemnified Party shall give an Indemnification Claim Notice promptly after the event constituting the basis for the Indemnification Claim; its failure to do so, however, shall relieve the Indemnifying Party of its indemnification obligations only to the extent the Indemnifying Party is actually prejudiced by that failure. If the Indemnified Party gives an Indemnification Claim Notice regarding an Indemnification Claim not based on a Third-Party Claim, the Indemnifying Party shall Notify the Indemnified Party within the Indemnification Response Period whether the Indemnifying Party disputes all or any





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                                       19
                 portion of the Indemnification Claim. If the Indemnifying Party does not give that dispute Notice or agrees to accept liability for all or a portion of the Indemnification Claim, the Indemnification Claim, or the agreed portion of that Indemnification Claim, shall be the Indemnifying Party's liability. Otherwise, the Indemnification Claim shall be deemed a Dispute to be resolved by the Dispute Resolution Procedure.

         (f)     If an Indemnification Claim is based on a Third-Party Claim:

                 (i) The Indemnified Party shall give an Indemnification Claim Notice promptly after it receives the Third-Party Claim. The failure of an Indemnified Party to timely give an Indemnification Claim Notice shall relieve the Indemnifying Party of its indemnification obligations only to the extent the Indemnifying Party is actually prejudiced by that failure.

                 (ii) The Indemnifying Party shall be entitled to defend the Third-Party Claim, with its chosen counsel and at its own expense, if (A) the Third-Party Claim seeks only monetary relief, and not an injunction or other equitable relief, against the Indemnified Party, and
                          (B) the Indemnifying Party elects to assume, and diligently conducts, that defense. The Indemnifying Party's election to defend shall be given by Notice to the Indemnified Party within the Indemnification Response Period. If the Indemnifying Party conducts the defense, the Indemnified Party may participate in that defense with its own counsel and at its own expense.

                 (iii) If the Indemnifying Party does not elect to defend the Third-Party Claim by Notice within the Indemnification Response Period, or if the Indemnifying Party does not diligently conduct the defense, the Indemnified Party shall be entitled, upon further Notice to the Indemnifying Party, to defend the Third-Party Claim on behalf of, and for the account and risk of, the Indemnifying Party (if it is determined that the Indemnifying Party has an indemnification obligation regarding that Indemnification Claim). In this circumstance, the Indemnifying Party may participate in the defense with its own counsel and at its own expense.

                 (iv) If there is a conflict of interest that makes it inappropriate for the same counsel to represent the Indemnifying Party and the Indemnified Party in defending the Third-Party Claim, the Indemnifying Party shall pay for separate counsel for the Indemnified Party.

                 (v) The Indemnifying Party defending a Third-Party Claim may compromise, settle, or resolve that Third-Party Claim without the Indemnified Party's consent if the compromise, settlement, or resolution involves only the payment of money by the Indemnifying Party (whether on its own behalf or behalf of the Indemnified Party) and the third-party claimant provides the Indemnified Party a release from all liability regarding the Third-Party Claim.
                          Otherwise, the Indemnifying Party may not compromise, settle, or resolve the Third-Party Claim without the Indemnified Party's Reasonable Consent.

                 (vi) The Indemnifying Party and the Indemnified Party shall cooperate with all reasonable requests of the other in defending any Third-Party Claim.





Management Services Agreement

14.5 Time for Claims. SG may make a claim against AA for the cure or correction of any Deficiency only within two years after the Deficiency occurred; any Deficiency shall be deemed to have occurred when the particular Nonconforming Service was rendered. A Party may make an Indemnification Claim

         (a) not based on a Third-Party Claim, only within two years after the breach or other event constituting the basis for that Indemnification Claim occurred, even if not discovered until after that second anniversary, or

         (b)     based on a Third-Party Claim, at any time.

14.6 Offset. A Party entitled to any payment due from the other Party under this Agreement may offset all or any portion of the amount of that payment against any payment that is due from it to the other Party under this Agreement.

14.7 Equitable Relief. To the extent that monetary relief is not a sufficient remedy for any breach of this Agreement, or upon any breach or impending breach of Article 10, the non-breaching Party shall be entitled to injunctive relief as a remedy for that breach or impending breach by the other Party, in addition to any other remedies granted to the non-breaching Party in this Agreement. That injunctive relief shall be sought through arbitration in accordance with the Dispute Resolution Procedure, except as permitted by Section B.4(b) of the Dispute Resolution Appendix.

14.8     Exclusive Remedies.  Except for the termination right stated in
         Article 13 and the relief described in Sections 15.4 and 17.2(b) and in the Dispute Resolution Procedure, the remedies described in this
         Article 14 are the exclusive rights and remedies of a Party regarding any breach of this Agreement or any other matter that may be the subject of an Indemnification Claim.

14.9 Waiver of Remedies. No forbearance, delay, or indulgence by either Party in enforcing this Agreement -- within the applicable time limits stated in this Agreement -- shall prejudice the rights or remedies of that Party. No waiver of a Party's rights or remedies regarding a particular breach of this Agreement constitutes a waiver of those rights or remedies, or any other rights or remedies, regarding any other or any subsequent breach of this Agreement.

14.10 Cumulative Remedies. A Party's election to pursue a right or remedy granted in this Agreement upon the other Party's breach of this Agreement shall not preclude the non-breaching Party from pursuing other rights or remedies granted to that Party in this Agreement that are applicable to that breach under this Agreement.

14.11 Survival. The rights, remedies, and obligations under this Article 14 shall continue on and after Expiration or the termination of this Agreement.


- --------------------------------------------------------------------------------



Management Services Agreement

ARTICLE 15 -- FORCE MAJEURE


15.1 No Breach or Liability. No delay or failure of a Party to perform any of its obligations, other than payment obligations, under this Agreement due to causes beyond its reasonable control shall constitute a breach of this Agreement or render that Party liable for that delay or failure. Causes beyond a Party's reasonable control include:

         (a) events or circumstances that the Party, using its Reasonable Efforts, is unable to prevent or overcome;

         (b) as to AA, causes also beyond the reasonable control of the Person to whom or which AA has Subcontracted the affected Service or Task in accordance with this Agreement; and

         (c) labor disputes, strikes, or other similar disturbances; acts of God; utilities or communications failures; acts of the public enemy; and riots, insurrections, sabotage, or vandalism.

15.2 Notice of Excusable Delay or Failure. If a Party anticipates any excusable delay or failure under Section 15.1, it shall promptly Notify the other Party of the anticipated delay or failure, the anticipated effect of that delay or failure, and any actions that are being or are to be taken to alleviate or overcome the cause of the delay or failure.

15.3 Efforts to Overcome. If a Party is claiming an excusable delay or failure under Section 15.1, it shall use its Reasonable Efforts to alleviate or overcome the cause of the delay or failure as soon as practicable.

15.4 Extended Delay or Failure. If an excusable delay or failure continues for more than 30 consecutive days, the Party entitled to the benefit of the affected obligation may perform itself or obtain from any other Person the obligation to which that Party is entitled (and that Party shall Notify the other Party of this election).


- --------------------------------------------------------------------------------


ARTICLE 16 -- DISPUTE RESOLUTION MATTERS


16.1 General Procedure. Except as otherwise stated in this Agreement, the Parties shall resolve all Disputes in accordance with the Dispute Resolution Procedure. Nevertheless, if any Person other than the Parties, the SG Companies, and their Affiliates

         (a) has initiated a lawsuit or other Proceedings against or involving either or both of the Parties in which a Dispute will be resolved, or





Management Services Agreement

         (b) is a necessary participant in any Proceedings to resolve a Dispute and cannot be joined by either or both of the Parties in an arbitration of that Dispute under Section B.3 of the Dispute Resolution Appendix, so that (in either case) the Dispute Resolution Procedure is or will be ineffective, then the Parties need not use or follow the Dispute Resolution Procedure to resolve that Dispute -- though the submission to jurisdiction in Section B.5 of the Dispute Resolution Appendix shall apply if necessary.

16.2 Continued Performance. The Parties shall continue performing their respective obligations under this Agreement while a Dispute is being resolved.

16.3 Parties' Agreement. Nothing in this Article 16 or the Dispute Resolution Procedure prevents the Parties from resolving any Dispute by mutual agreement at any time.


- --------------------------------------------------------------------------------


ARTICLE 17 -- EXPENSES AND TAXES


17.1 Expenses. Each Party shall be solely responsible for its costs and expenses incurred in performing its obligations and exercising its rights and remedies under this Agreement, except as otherwise provided in this Agreement.

17.2 Taxes. The Parties shall be responsible for tax payments or liabilities relating to this Agreement as follows:

         (a) Each Party shall be responsible for its income and franchise taxes and for all other taxes (however described) based on its own income or earnings.

         (b) SG shall be responsible for all sales, use, and similar taxes (however described) applicable to the Services, in whole or in part. This obligation includes SG's paying the sales taxes identified in AA's invoices submitted to SG for the Services.

                 (i) If SG claims an exemption or exclusion from taxes of this kind, it shall deliver to AA a certificate or letter stating SG's good-faith belief that a Service is not, in whole or in part, subject to those taxes. Whether or not SG delivers that certificate or letter, however, it shall indemnify AA, in accordance with Section 14.4(c)(iv), against any taxes of this kind assessed or levied against, or paid by, AA and any other related Damages of AA.

                 (ii) If AA receives an assessment from a taxing authority covering taxes for which SG is responsible under this
                          Section 17.2(b), AA shall Notify SG of the assessment and, at SG's request, timely contest the assessment. If payment to the taxing authority is required by law as a condition to protest, SG shall timely furnish AA the required amount for that payment.





Management Services Agreement

                 (iii) If SG believes it has overpaid taxes to AA for any of the Services (in whole or in part), SG may require AA to file a claim for a refund at SG's expense. If permitted by law, AA may assign any right to a refund directly to SG instead of filing a refund claim. Any refund of taxes (including any interest) received by AA under this Section 17.2(b)(iii) shall be promptly forwarded to SG.

                 (iv) Before AA is required to pursue any action requested by SG under this Section 17.2(b), AA may at any time require SG to deliver a letter of advice from outside counsel (selected by SG) stating that SG's tax position is reasonable.

                 (v) Except as stated in the next sentence, any Dispute between the Parties regarding the application of any taxes of this kind to any Service (in whole or in part) shall be resolved by the Dispute Resolution Procedure. Any Dispute as to the amount of tax (if any) owed to a taxing authority, including a Dispute between a Party and the taxing authority, need not be resolved by the Dispute Resolution Procedure, but may be resolved by any appropriate administrative or legal procedure available to a Party or the Parties under this Agreement apart from the Dispute Resolution Procedure.

         (c) Each Party shall be responsible for all real property, personal property, and other taxes (however described) based on its owned or leased property, whether real or personal. [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         (d) Each Party shall be responsible for all employment-related taxes (however described) regarding its own employees, [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         Each Party shall cooperate with any reasonable request of the other Party to restructure any Service, in whole or in part, or to take any other reasonable action to avoid or minimize any duplicate taxes that might be imposed; the requesting Party shall bear the expenses of the other Party's compliance.


- --------------------------------------------------------------------------------


ARTICLE 18 -- COMMUNICATIONS


18.1 Form. Each notice (including a Nonpayment Notice, an Indemnification Claim Notice, and a Breach Notice), request, response, demand, claim, and other communication required or permitted under this Agreement shall be in writing and shall be transmitted, delivered, or sent by:

         (a)     personal delivery,





Management Services Agreement

         (b)     courier or messenger service, whether overnight or same-day,

         (c)     prepaid telecopy or facsimile, or

         (d) certified United States mail, with postage prepaid and return receipt requested,

         in any case addressed to the other Party at the address or number for that Party set forth in Section 18.2, or at such other address or number as the recipient has designated by Notice to the other Party in accordance with this Article 18.

18.2 Addresses. The Parties shall transmit, deliver, or send communications as follows:


         (a)     If to AA:           American Airlines, Inc.
                                     4333 Amon Carter Boulevard
                                     Mail Drop 5501
                                     Fort Worth, Texas  76155
                                     Telecopier:  (817) 967-1184
                                     Attention:  Managing Director of Financial
                                                 Planning

                 With a copy to:     American Airlines, Inc.
                                     4333 Amon Carter Boulevard
                                     Mail Drop 5675
                                     Fort Worth, Texas  76155
                                     Telecopier:  (817) 967-2937
                                     Attention:  Corporate Secretary

         (b)     If to SG:           The SABRE Group, Inc.
                                     4200 American Way Boulevard
                                     Mail Drop 3534
                                     Fort Worth, Texas  76155
                                     Telecopier: (817) 931-0514
                                     Attention:  Managing Director of SABRE
                                                 Group Financial Planning

                 With a copy to:     The SABRE Group, Inc.
                                     4255 Amon Carter Boulevard
                                     Mail Drop ________
                                     Fort Worth, Texas  76155
                                     Telecopier:  (817) _____-_______
                                     Attention:  Corporate Secretary


18.3     Effectiveness.  Each communication transmitted, delivered, or sent:

         (a) in person, by courier or messenger service, or by certified United States mail, postage prepaid and return receipt requested, shall be deemed given, received, and effective on the date delivered to or refused by the intended recipient (with the return receipt or the equivalent record of the courier or messenger being deemed conclusive evidence of delivery or refusal); or





Management Services Agreement

         (b) by telecopy or facsimile transmission shall be deemed given, received, and effective on the date of actual receipt (with the confirmation of transmission being deemed conclusive evidence of such receipt, except where the intended recipient has promptly notified the other Party that the transmission is illegible).

         Nevertheless, if the date of delivery or transmission is not a Business Day, or if the delivery or transmission is after 5:00 p.m. on a Business Day, the communication shall be deemed given, received, and effective on the next Business Day.


- --------------------------------------------------------------------------------


ARTICLE 19 -- ASSIGNMENT


Neither Party may assign any of its rights or delegate any of its duties or obligations under this Agreement without the other Party's Consent; this prohibition of assignment and delegation shall include any assignment and delegation by operation of law (such as merger or consolidation). Any attempted assignment or delegation without the other Party's Consent shall be void and without effect. The two preceding sentences do not, however, preclude AA from Subcontracting or SG from extending the benefits of the Services to the SG Companies as permitted by Article 3.


- --------------------------------------------------------------------------------


ARTICLE 20 -- AMENDMENT AND WAIVER


This Agreement may be amended or modified, and any provision of this Agreement may be discharged or waived, only by a document signed by the Party against which the amendment, modification, discharge, or waiver is sought to be enforced.


- --------------------------------------------------------------------------------


ARTICLE 21 -- INTEGRATION


This Agreement constitutes the Parties' entire agreement on this subject; it replaces and supersedes any prior agreement or understanding of the Parties, whether written or oral, on this subject not expressed or referred to in this Agreement.




Management Services Agreement

- --------------------------------------------------------------------------------


ARTICLE 22 -- SEVERABILITY


If any part of this Agreement is for any reason found to be unenforceable, all other parts of this Agreement nevertheless remain enforceable.


- --------------------------------------------------------------------------------


ARTICLE 23 -- SUCCESSORS


This Agreement binds and inures to the benefit of the Parties and their respective legal representatives, successors, and permitted assigns.


- --------------------------------------------------------------------------------


ARTICLE 24 -- GOVERNING LAW


This Agreement shall be interpreted or construed under Texas law. Likewise, the validity and performance of this Agreement shall be enforced, and all issues relating to this Agreement shall be resolved, under Texas law.


- --------------------------------------------------------------------------------


ARTICLE 25 -- COUNTERPARTS


This Agreement may be signed in any number of counterparts, with the same effect as if all signatories had signed the same document. All counterparts shall be construed together to constitute one, and the same, document.


- --------------------------------------------------------------------------------



Management Services Agreement

SIGNATURES                              AMERICAN AIRLINES, INC.


                                        By: /s/ Donald J. Carty
                                            ------------------------------------
                                            Donald J. Carty, President





                                        THE SABRE GROUP, INC.


                                        By: /s/ Michael J. Durham
                                            ------------------------------------
                                            Michael J. Durham, President





Management Services Agreement

                             DEFINITIONAL APPENDIX
                        TO MANAGEMENT SERVICES AGREEMENT


A. Defined Terms. In the Agreement, the following terms have the corresponding meanings:

         "AA":  American Airlines, Inc., a Delaware corporation.

         "AA'S REPRESENTATIVE": The individual agent or representative designated by AA to be AA's formal liaison with or representative to SG for matters relating to the Agreement, having the (non-exclusive) authority and responsibility described in the Agreement.

         "AA'S TRANSITION EXPENSES": The sum of the following, incurred in or resulting from AA's compliance with requests for transition assistance for up to 180 days after Expiration or during the Transition Period (as the case may be):

         1. All of AA's reasonable out-of-pocket expenses, and

         2. the time or activities of AA's personnel as follows: (a) if the activities of those personnel were part of a Use-based Service before Expiration or the termination of the Agreement, at the Price most recently paid for that Use-based Service before Expiration or termination, or (b) if the activities of those personnel were part of a Fixed-price Service before Expiration or the termination of the Agreement, an amount equal to that portion of the Price most recently paid for that Fixed-price Service before Expiration or termination corresponding to the transition activities' portion of all activities that constituted that Fixed-price Service, for the time covered by that Price, before Expiration or termination.

         "AMR": AMR Corporation, a Delaware corporation and the corporate parent of both Parties on the Effective Date.

         "AFFILIATE": A Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with another Person.

         "AGREEMENT": The Management Services Agreement between AA and SG (including the Definitional Appendix, the Dispute Resolution Appendix, and the Schedules), as may be amended or supplemented from time to time in accordance with its terms.

         "ARBITRATION RULES": The Rules for Commercial Arbitration of the American Arbitration Association in effect at the time of an arbitration in accordance with the Dispute Resolution Procedure.

         [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUSTED]

         "BREACH NOTICE": A Party's Notice to the other Party alleging a breach of the Agreement (other than SG's nonpayment of any amount related to an invoice) by the other Party, which describes the alleged breach, to the extent known by the notifying Party, and any particular cure or correction requested by the notifying Party.





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                                       29

         "BUSINESS DAY": Any Monday through Friday, excluding any such day on which banks are authorized to be closed in Texas.

         "CONFIDENTIAL INFORMATION": Information subject to a duty of confidence and a restriction on use imposed on one or both Parties under Article 10.

         "CONTROL": The right to exercise, directly or indirectly, more than 50% of the voting power attributable to the equity interests in an entity. ("Controlling" and "Controlled" have correlative meanings.)

         "CONSENT": The prior written consent of a Party (in any capacity) in its sole discretion.

         "DAMAGES": Losses, claims, obligations, demands, assessments, fines and penalties (whether civil or criminal), liabilities, expenses and costs (including reasonable fees and disbursements of legal counsel and accountants), bodily and other personal injuries, damage to tangible property, and other damages, of any kind or nature, actually suffered or incurred by a Person. "Damages":

         1. consists only of actual damages;

         2. excludes any lost profits, lost income, or lost savings and any punitive, exemplary, consequential, indirect, special, or incidental damages (however described), even if the possibility of those losses or damages was known; and

         3. includes (except as may be reduced in accordance with the next sentence) all fines, penalties, and interest paid or payable to any Governmental Authority.

         If SG has Damages, for which AA is liable, consisting of fines, penalties, and interest paid or payable to a Governmental Authority corresponding to any tax not timely paid, then those "Damages" shall be reduced by an amount equal to interest, at the annual rate of 5%, accrued on that tax from the due date until that tax is paid; for the avoidance of doubt, in this situation "Damages" shall not include any tax for which SG would otherwise be liable to the Governmental Authority.

         "DEFICIENCY": AA's failure in rendering a Service or Task to satisfy the applicable standard of care stated in the Agreement or to render it at the applicable Level established under the Agreement. ("Deficient" has the correlative meaning.)

         "DEFINITIONAL APPENDIX": This Definitional Appendix to Management Services Agreement, containing definitions and interpretive matters for, as an integral part of, the Agreement.

         "DISPUTE": Any dispute, disagreement, claim, or controversy arising in connection with or relating to the Agreement, or the validity, interpretation, performance, breach, or termination of the Agreement, including any claim of breach of representation or warranty or of nonperformance and any claim regarding bodily or other personal injury or damage to tangible property.





Management Services Agreement

         "DISPUTE RESOLUTION APPENDIX": The Dispute Resolution Appendix to Management Services Agreement, containing the Dispute Resolution Procedure for, as an integral part of, the Agreement.

         "DISPUTE RESOLUTION PROCEDURE": The procedure or process by which a Dispute shall be resolved (except as otherwise stated in the Agreement) as described in the Dispute Resolution Appendix.

         "EFFECTIVE DATE": July 1, 1996, the date on which the Agreement becomes effective.

         "EFFECTIVE DATE SERVICE SUBCONTRACT": A Service Subcontract in effect on the Effective Date.

         "EXPIRATION": The expiration of the term of the Agreement as stated in, and as may be renewed under, Article 2, without regard to any period of transition assistance. For the avoidance of doubt, "Expiration" does not include a termination of the Agreement under
         Section 13.1.  ("Expire" and "Expired" have correlative meanings.)

         "FIXED-PRICE SERVICE": A Service the Price for which is a fixed or nonvariable amount, other than a fixed rate.

         "GOVERNMENTAL AUTHORITY": Any federal, state, local, or foreign government or governmental, quasi- governmental, administrative, or regulatory authority, agency, body, or entity, including any court or other tribunal.

         "INDEMNIFICATION CLAIM": A claim or demand of a Party, on its behalf or on behalf of one or more of its Indemnified Agents, for indemnification under Section 14.4.

         "INDEMNIFICATION CLAIM NOTICE": A Notice from the Indemnified Party describing an Indemnification Claim and the amount or the estimated amount of that Indemnification Claim to the extent then feasible (though that estimate shall not be determinative of the final amount of that Indemnification Claim).

         "INDEMNIFICATION RESPONSE PERIOD": The 30 days after an Indemnification Claim Notice is given during which the Indemnifying Party may investigate and determine its responsibility or liability for an Indemnification Claim and, if relating to a Third-Party Claim, Notify the Indemnified Party of the Indemnifying Party's election to defend that Third-Party Claim.

         "INDEMNIFIED AGENTS": Collectively, the officers, directors, employees, and agents of a Party and, as to SG, the SG Companies and their respective officers, directors, employees, and agents.

         "INDEMNIFIED PARTY": A Party entitled to or seeking indemnification, on its own behalf or on behalf of one or more of its Indemnified Agents, under Section 14.4.

         "INDEMNIFYING PARTY": A Party that has or is alleged to have an obligation to indemnify the other Party in response to an Indemnification Claim.





Management Services Agreement

         "INFORMATION TECHNOLOGY SERVICES AGREEMENT": The Information Technology Services Agreement between AA and SG dated July 1, 1996, as may be amended or supplemented from time to time in accordance with its terms.

         [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

         "LEGAL RIGHTS AGREEMENT": The Legal Rights and Services Agreement among AMR, AA, and SG dated July 1, 1996, as may be amended or supplemented from time to time in accordance with its terms.

         "LEGAL STAFF":  Legal personnel that AA employs or otherwise engages.

         "LEVEL": The scope, timeliness, or quantity of a Service or Task or the location, intensity, or frequency at or with which a Service or Task is or is to be rendered.

         "MANDATORY SERVICE": A Service that shall be rendered and paid for, and may not be unilaterally discontinued under Article 5 by either Party, during the effectiveness of the Agreement.

         "MARCH 1 LEVEL CHANGE": A change in the Level of a Service to be effective at midnight on March 1.

         "NONCONFORMING SERVICE": A Service or Task that, as agreed by the Parties or otherwise determined by the Dispute Resolution Procedure, was or is Deficient.

         "NONPAYMENT NOTICE": A Notice from AA to SG that describes an amount related to an invoice to SG that AA has not received when due, which shall:

         1. constitute a demand for payment of the described amount; and

         2. state that either termination of the Agreement or cessation of transition assistance, whichever is applicable, by AA may result if the described amount is not paid by the tenth Business Day after that Notice is given.

         "NOTICE": A written communication complying with Article 18. ("Notify" has the correlative meaning.)

         "OPTIONAL SERVICE": A Service that may be unilaterally discontinued by either Party in accordance with the Agreement.

         "PARTIES":  Collectively, AA and SG. ("Party" means either AA or SG.)

         "PERSON": An individual; a corporation, partnership, trust, association, or entity of any kind or nature; or a Governmental Authority.

         "PRICE": The amount or rate, in either case whether fixed or variable and however measured, charged to SG for a Service, as agreed by the Parties.





Management Services Agreement

         "PRICE PROPOSAL": A written proposal or estimate of the Price for a Service at a particular Level (or, if applicable, at each Level), together with a description of the basis on which the proposed or estimated Price was determined or calculated by AA (including, to the extent applicable, the allocation methodology, allocation drivers, and margin).

         "PROCEEDINGS": Any action, suit, claim, investigation, demand, audit, or other proceedings by or before any Governmental Authority or any arbitration proceedings.

         "REASONABLE CONSENT": The prior written consent of a Party (in any capacity), which may not be unreasonably withheld or delayed.

         "REASONABLE EFFORTS": The efforts of a Party that are commercially reasonable under the circumstances, which do not require a Party to institute or prosecute any Proceedings or to pay any Person other than that Party's representatives or agents, including (only as to AA) Subcontractors.

         "REPRESENTATIVES": Collectively, AA's Representative and SG's Representative.

         "SG":  The SABRE Group, Inc., a Delaware corporation.

         "SG BUSINESS UNIT": A segment or part of SG's business that SG treats, for purposes of its business and not solely for the Agreement, as a separate unit. On the Effective Date, the SG Business Units are SABRE Technology Information Network, SABRE Decision Technologies, SABRE Computer Services, SABRE Interactive, and SABRE Group Staff.

         "SG COMPANY":  Any entity over which SG has Control.

         "SG'S REPRESENTATIVE": The individual agent or representative designated by SG to be SG's formal liaison with or representative to AA for matters relating to the Agreement, having the (non-exclusive) authority and responsibility described in the Agreement.

         "SLA": A written agreement or understanding between AA and SG or any SG Company describing, or otherwise stating terms regarding, the Level at which a Service, in whole or in part, will be rendered. An SLA regarding a Service, in whole or in part, may be entered into by or directly with one or more of AA's departments rendering that Service or that part of the Service. An SLA entered into on or after Effective Date

         1. may be a separate document or part of another document, such as a Price Proposal that is accepted by SG,

         2. may be a Schedule or part of a Schedule, and

         3. shall be signed by AA and SG.

         "SABRE SYSTEM": The SABRE Computer Reservations System to which access is provided, and the related software and hardware licensed or leased, under the Japanese Subscriber Agreements.





Management Services Agreement

         "SCHEDULE": A Schedule to the Agreement that describes a Service, the basis of the Price for that Service, the annual Price for that Service for all of 1996, any Subcontractor preforming all or a portion of that Service, and the location or locations at which that Service is to be rendered if not at AA's offices or Subcontracted.

         "SEPTEMBER 1 LEVEL CHANGE": A change in the Level of a Service to be effective at midnight on September 1.

         "SERVICE": An individual management service, to be rendered by AA under the Agreement, that is described as a "Service" in a Schedule. A Service may also be described in a Schedule by all or a portion of its constituent Tasks.

         "SERVICE SUBCONTRACT": An agreement or arrangement, oral or written, under which a Subcontractor is to render or perform any Service or Task on AA's behalf or in AA's stead.

         "SIGNIFICANT OPTIONAL SERVICE": An Optional Service the Price for which exceeds, or the Parties agree will exceed, $1 million in any calendar year (assuming no discontinuance of that Service).

         "SUBCONTRACT": AA's entering into a Service Subcontract. ("Subcontracted" and "Subcontracting" have correlative meanings.)

         "SUBCONTRACT TERMINATION PENALTY": An obligation described in, as part of the terms of, a Service Subcontract to pay the Subcontractor a charge, fine, penalty, or other amount upon the termination or partial termination of that Service Subcontract, including any return to the Subcontractor of any equipment or goods held under that Service Subcontract.

         "SUBCONTRACTOR": A Person, other than an employee of AA, who or which enters into a Service Subcontract with AA.

         "TASK": Any one of the group of processes, procedures, or services that is described in a Schedule as constituting, or included in, a Service.

         "TERMINATION DATE": The date on which the Agreement is terminated in accordance with Section 13.1, without regard to any Transition Period.

         "THIRD-PARTY CLAIM": A claim of liability asserted against either Party by a Person other than the other Party or either Party's Indemnified Agents.

         "TRANSITION PERIOD": The maximum 180-day period after the Termination Date during which AA shall, as SG reasonably requests, render one or more Services in accordance with Section 13.3(a) or provide transition assistance in accordance with Section 13.3(b).

         "USE-BASED SERVICE": A Service the Price for which is variable; or a Service the Price for which is a fixed rate, but the amount due for that Service is determined by or based upon, at least in part, the extent of the actual use of AA's personnel or other assets.

B. Interpretative Matters. The Agreement is the result of the Parties' negotiations, and no provision of the Agreement shall be construed for or against either Party because of the authorship of that provision. In the interpretation of the Agreement, except where the context otherwise requires:





Management Services Agreement

         1. "including" or "include" does not denote or apply any limitation;

         2. "or" has the inclusive meaning "and/or";

         3. "$" refers to United States dollars;

         4. the singular includes the plural, and vice versa, and each gender includes each of the others;

         5. captions or headings are only for reference and are not to be considered in interpreting the Agreement;

         6. "Article" and "Section" refer to an Article and Section, respectively, of the Agreement, unless otherwise stated in the Agreement;

         7. an event to occur, an action to be performed, or a condition to be satisfied "by" or "as of" a stated date in the Agreement shall occur or be effective or satisfied no later than 5:00 p.m. on that date; and

         8. each reference to a time of day in the Agreement is to local time in Fort Worth, Texas, and "midnight" begins a day.





Management Services Agreement

                          DISPUTE RESOLUTION APPENDIX
                        TO MANAGEMENT SERVICES AGREEMENT



A. Defined Terms. Various terms used in this Dispute Resolution Appendix, which begin with a capital letter, are defined in the Definitional Appendix to Management Services Agreement. In addition, the following terms used only in this Dispute Resolution Appendix have the corresponding meanings:

            "COMPLEX DISPUTE LIST": The "Complex Dispute List," or if that list is not then maintained by the American Arbitration Association, another list of individuals having similar qualifications maintained by the American Arbitration Association.

            "INITIAL EXECUTIVE REVIEW COMMITTEE": A committee consisting of the Managing Director of Financial Planning of AA, the Vice President and Controller of SG, and the Managing Director of Corporate Development of AMR.

            "SECOND EXECUTIVE REVIEW COMMITTEE": A committee consisting of the Vice President and Controller of AA and the Senior Vice President and Chief Financial Officer of SG.

            "QUALIFICATIONS": Inclusion in the Complex Dispute List or having extensive knowledge or experience, or both, regarding management services similar to the Service or Services that are the subject of the Dispute.

         The interpretative matters set forth in the Definitional Appendix also apply to this Dispute Resolution Appendix.

B.       Dispute Resolution Procedure.

         1. General Procedure. Except as otherwise stated in the Agreement, the Parties shall resolve all Disputes in accordance with this procedure:

            (a) Each Party shall instruct its Representative to promptly negotiate in good faith with the other Party's Representative to resolve the Dispute.

            (b) If the Representatives do not resolve the Dispute within ten Business Days (or such longer period as the Representatives may agree) after the date of referral of the Dispute to them, the Dispute shall be referred (by either or both of the Representatives) to the Initial Executive Review Committee for resolution.

            (c) If the Initial Executive Review Committee does not resolve the Dispute within ten Business Days (or such longer period as that Committee may agree) from the date of referral to it, the Dispute shall be referred (by that Committee or any of its members) to the Second Executive Review Committee for resolution.

            (d) If the Second Executive Review Committee does not resolve the Dispute within ten Business Days (or such longer period as that Committee may agree) after the date of referral to it, either Party may submit the Dispute for resolution by the Parties'





Management Services Agreement

                 Presidents, who may submit the Dispute to non-binding mediation in accordance with Section B.2 of this Dispute Resolution Appendix.

            (e) If the Dispute is not resolved by the Parties' Presidents (if submitted to them) and is not submitted to or resolved by mediation, then either Party may submit the Dispute to binding arbitration in accordance with Section B.3 of this Dispute Resolution Appendix.

         A referral under any of Sections B.1(a), B.1(b), and B.1(c) of this Dispute Resolution Appendix shall be made by written notice to the Persons designated in the applicable Section or Sections. That notice shall be in a form described in the Agreement or an electronic mail message and addressed to each Person at his office address or electronic mail address; each notice shall be given and effective as described in the Agreement or, in the case of electronic mail, upon actual receipt. The date of referral is the last date that notice is given to all of the Persons to whom the Dispute must have been referred.

         2. Mediation. The mediation of an unresolved Dispute shall be conducted in this manner:

            (a) Either Party may submit the Dispute to mediation by giving notice of mediation to the other Party. The Parties shall attempt to agree upon and appoint a sole mediator who has the Qualifications promptly after that notice is given.

            (b) If the Parties are unable to agree upon a mediator within ten days after the date the Dispute is submitted to mediation, either Party may request the Dallas office of the American Arbitration Association to appoint a mediator who has the Qualifications. The mediator so appointed shall be deemed to have the Qualifications and to be accepted by the Parties.

            (c) The mediation shall be conducted in the Dallas-Fort Worth metropolitan area at a place and a time agreed by the Parties with the mediator, or if the Parties cannot agree, as designated by the mediator. The mediation shall be held within 20 days after the mediator is appointed.

            (d) If either Party has substantial need for information from the other Party in order to prepare for the mediation, the Parties shall attempt to agree on procedures for the formal exchange of information; if the Parties cannot agree, the mediator's determination shall be effective.

            (e) Each Party shall be represented in the mediation by at least its Representative or another natural Person with authority to settle the Dispute on behalf of that Party and, if desired by that Party, by counsel for that Party. The Parties' representatives in the mediation shall continue with the mediation as long as the mediator requests.

            (f) The mediation shall be subject to Chapter 154 of Title 7 of the Texas Civil Practice and Remedies Code.


            (g) Unless otherwise agreed by the Parties, each Party shall pay one-half of the mediator's fees and expenses and shall bear all of its own expenses in connection with the mediation. Neither Party may employ or use the mediator as a witness, consultant, expert, or counsel regarding the Dispute or any related matters.





Management Services Agreement

         3. Arbitration. The arbitration of an unresolved Dispute shall be conducted in this manner:

            (a) Either Party may begin arbitration by filing a demand for arbitration in accordance with the Arbitration Rules. The Parties shall attempt to agree upon and appoint a panel of three arbitrators promptly after that demand is filed. Each of those arbitrators must have the Qualifications, and at least one of those arbitrators must be included in the Complex Dispute List (unless no list of that kind is then maintained).

            (b) If the Parties are unable to agree upon any or all of the arbitrators within ten days after the demand for arbitration was filed (and do not agree to an extension of that ten-day period), either Party may request the Dallas office of the American Arbitration Association to appoint the arbitrator or arbitrators, who have the Qualifications (and at least one of whom must be included in the Complex Dispute List, unless no list of that kind is then maintained), necessary to complete the panel in accordance with the Arbitration Rules. Each arbitrator so appointed shall be deemed to have the Qualifications and to be accepted by the Parties as part of the panel.
            (c) The arbitration shall be conducted in the Dallas-Fort Worth metropolitan area at a place and a time agreed by the Parties with the panel, or if the Parties cannot agree, as designated by the panel. The panel may, however, call and conduct hearings and meetings at such other places as the Parties may agree or as the panel may, on the motion of one Party, determine to be necessary to obtain significant testimony or evidence.

            (d) The Parties shall attempt to agree upon the scope and nature of any discovery for the arbitration. If the Parties do not agree, the panel may authorize any and all forms of discovery, including depositions, interrogatories, and document production, upon a showing of particularized need that the requested discovery is likely to lead to material evidence needed to resolve the Dispute and is not excessive in scope, timing, or cost.

            (e) The arbitration shall be subject to the Federal Arbitration Act and conducted in accordance with the Arbitration Rules to the extent they do not conflict with this Section B.3 of this Dispute Resolution Appendix. The Parties and the panel may, however, agree to vary the provisions of this Section B.3 of this Dispute Resolution Appendix or the matters otherwise governed by the Arbitration Rules.

            (f)  The panel has no power to:

                 (i) rule upon or grant any extension, renewal, or continuance of the Agreement;

                 (ii) award remedies or relief either expressly prohibited by the Agreement or under circumstances not permitted by the Agreement; or

                 (iii) grant provisional or temporary injunctive relief before rendering the final decision or award.

            (g) Unless the Parties otherwise agree, all Disputes regarding or related to the same topic or event that are subject to arbitration at one time shall be consolidated in a single arbitration proceeding.





Management Services Agreement

            (h) A Party or other Person involved in an arbitration under this Section B.3 may join in that arbitration any Person other than a Party if

                 (i) the Person to be joined agrees to resolve the particular dispute or controversy in accordance with this Section B.3 and the other provisions of this Dispute Resolution Appendix applicable to arbitration; and

                 (ii) the panel determines, upon application of the Person seeking joinder, that the joinder of that other Person will promote the efficiency, expedition, and consistency of the result of the arbitration and will not unfairly prejudice any other party to the arbitration.

            (i) The arbitration hearing shall be held within 30 days after the appointment of the panel. Upon request of either Party, the panel shall arrange for a transcribed record of the arbitration hearing, to be made available to both Parties.

            (j) The panel's final decision or award shall be made within 30 days after the hearing. That final decision or award shall be made by unanimous or majority vote or consent of the arbitrators constituting the panel, and shall be deemed issued at the place of arbitration. The panel shall issue a reasoned written final decision or award based on the Agreement and Texas law; the panel may not act according to equity and conscience or as an amicable compounder or apply the law merchant.

            (k)  The panel's final decision or award may include:

                 (i) recovery of Damages to the extent permitted by the Agreement; or

                 (ii) injunctive relief in response to any actual or threatened breach of the Agreement or any other actual or threatened action or omission of a Party under or in connection with the Agreement.

            (l) The panel's final decision or award shall be final and binding upon the Parties, and judgment upon that decision or award may be entered in any court having jurisdiction over either or both of the Parties or their respective assets. The Parties specifically waive any right they may have to apply or appeal to any court for relief from the preceding sentence or from any decision of the panel made, or any question of law arising, before the final decision or award. If any decision by the panel is vacated for any reason, the Parties shall submit that Dispute to a new arbitration in accordance with this Section B.3.

            (m) Each Party shall pay one-half of the arbitrators' fees and expenses, and shall bear all of its own expenses in connection with the arbitration. The panel has the authority, however, to award recovery of all costs and fees (including attorneys' fees, administrative fees and the panel's fees and expenses) to the prevailing Party in the arbitration.

         4. Recourse to Courts. Nothing in the Dispute Resolution Procedure limits the right of either Party to apply to a court or other tribunal having jurisdiction to:

            (a) enforce the Dispute Resolution Procedure, including the agreement to arbitrate in this Dispute Resolution Appendix;





Management Services Agreement

            (b) seek provisional or temporary injunctive relief, in response to an actual or impending breach of Article 10 of the Agreement or otherwise so as to avoid irreparable damage or maintain the status quo, until a final arbitration decision or award is rendered or the Dispute is otherwise resolved; or

            (c) challenge or vacate any final arbitration decision or award that does not comport with Section B.3 of this Dispute Resolution Appendix.

         5. Submission to Jurisdiction. Each Party irrevocably submits to the jurisdiction of the federal courts of the United States and the state courts of Texas located in Tarrant County, Texas. Each Party waives any defense or challenge to that jurisdiction based on lack of personal jurisdiction, improper venue, or inconvenience of forum.

         6. Confidentiality. The proceedings of all negotiations, mediations, and arbitrations as part of the Dispute Resolution Procedure shall be privately conducted. The Parties shall keep confidential all conduct, negotiations, documents, decisions, and awards in connection with those proceedings under the Dispute Resolution Procedure.





Management Services Agreement

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                                  APPENDIX TO

                       THE MANAGEMENT SERVICES AGREEMENT

- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------



                             TABLE OF CONTENTS:

Tax Administration Service (Mandatory) . . . . . . . . . . . . . . . . .     5

Human Resources Government Reporting Service (Mandatory) . . . . . . . .     7

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

Tulsa Facilities Maintenance Service (Mandatory) . . . . . . . . . . . .     9

Cash Accounting Service. . . . . . . . . . . . . . . . . . . . . . . . .     11

Receivables Service. . . . . . . . . . . . . . . . . . . . . . . . . . .     12

Payroll Production Service . . . . . . . . . . . . . . . . . . . . . . .     13

Payroll Tax Accounting Service . . . . . . . . . . . . . . . . . . . . .     15

Payroll Customer Service . . . . . . . . . . . . . . . . . . . . . . . .     16

Disbursements Production Service . . . . . . . . . . . . . . . . . . . .     17

Human Resources Administration . . . . . . . . . . . . . . . . . . . . .     18

Employee Relations Service . . . . . . . . . . . . . . . . . . . . . . .     19

DOT Drug Testing Service . . . . . . . . . . . . . . . . . . . . . . . .     20

Medical Services . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21

Banking Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     22

Corporate Finance Service. . . . . . . . . . . . . . . . . . . . . . . .     24

Tax Administration Services (Optional) . . . . . . . . . . . . . . . . .     25

Government Affairs Service . . . . . . . . . . . . . . . . . . . . . . .     27

SABRE Supply Management Service. . . . . . . . . . . . . . . . . . . . .     28

Corporate Security Service . . . . . . . . . . . . . . . . . . . . . . .     29

Safety Administration Service. . . . . . . . . . . . . . . . . . . . . .     30

Business Insurance Administration Service. . . . . . . . . . . . . . . .     31





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                        TABLE OF CONTENTS CONTINUED:

Pension Fund & 401K Administration Service . . . . . . . . . . . . . . .     32

Corporate Affairs Service. . . . . . . . . . . . . . . . . . . . . . . .     33

MCLA Division Service. . . . . . . . . . . . . . . . . . . . . . . . . .     34

Financial Systems Service. . . . . . . . . . . . . . . . . . . . . . . .     35

AMR China Service. . . . . . . . . . . . . . . . . . . . . . . . . . . .     38

Legal Services . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     39

Audit Service. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41

Corporate Real Estate Service. . . . . . . . . . . . . . . . . . . . . .     42

Corporate Communications Service . . . . . . . . . . . . . . . . . . . .     44

Other Airline (OA) Personal Travel Administration Service. . . . . . . .     45

Other Airline (OA) Business Travel Administration Service. . . . . . . .     46

International Division Services. . . . . . . . . . . . . . . . . . . . .     48

General Services Department. . . . . . . . . . . . . . . . . . . . . . .     49

General Services' Pass-Through Expenses Service. . . . . . . . . . . . .     50

Corporate Travel Desk Service. . . . . . . . . . . . . . . . . . . . . .     51

Printing Services. . . . . . . . . . . . . . . . . . . . . . . . . . . .     52





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                        TABLE OF CONTENTS CONTINUED:

Facilities Maintenance - CPIV. . . . . . . . . . . . . . . . . . . . . .    53

Facilities Maintenance - STIN. . . . . . . . . . . . . . . . . . . . . .    54

Facilities Maintenance Pass-Through Expense Service. . . . . . . . . . .    55

Utilities Management Service . . . . . . . . . . . . . . . . . . . . . .    56

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

AA Corporate Apartment Service . . . . . . . . . . . . . . . . . . . . .    58

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE I

                   TAX ADMINISTRATION SERVICE (MANDATORY)


DESCRIPTION OF SERVICE:   Tax Administration is defined as tax research and
planning and tax return preparation in compliance with tax statutes and regulations. Tax Administration related to US federal and state income tax planning and compliance will be a Mandatory Service. All other Tax Administration Services will be Optional Services and are described on Schedule
XVI. The Tasks to be performed under Tax Administration Service (Mandatory) include, without limitation:


A)       U.S. federal and state income tax compliance

         i.      tax return preparation and tax payment processing

         ii.     representation on audits and contests

         iii. management of development of tax and accounting systems to minimize compliance costs

B)       U.S. federal and state income tax accounting and reporting

         i.      income tax account analysis

         ii.     tax provision accounting

C)       U.S. federal and state income tax planning and projects

         i. research and planning to assess impact of taxes on operations and on proposed transactions

         ii.     legislative and regulatory monitoring


HOURLY RATE DURING 1996:                           $  See note A

FIXED AMOUNT FOR 1996:                             $   16,296

TOTAL ESTIMATED COST FOR 1996:                     $  220,716





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                   TAX ADMINISTRATION SERVICE (MANDATORY)



BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Tax department's hourly rate and the billable hours required to perform the Tasks described above. The Tax Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the VP Corporate Development & Treasury. The Fixed Amount of the Tax Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the hourly rate.


NOTE A:  Schedule of Hourly Rates
                                                   Level 8       $130 hr
                                                         7       $102 hr
                                                         6       $ 88 hr
                                                         5       $ 77 hr
                                                         4       $ 65 hr
                                                         3       $ 59 hr

                                ---------------





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                  SCHEDULE II

          HUMAN RESOURCES GOVERNMENT REPORTING SERVICE (MANDATORY)



DESCRIPTION OF SERVICE:   Tasks performed to ensure that the SABRE Group is in
compliance with U.S. Federal human-resources-related reporting statutes. The Tasks to be performed will consist of:



A)       Summary Plan Descriptions
S) Pension Annual Reporting and Disclosure, maintaining ERISA administration requirements, plan documentation, research and analysis, ADA accommodations, and Affirmative Action / Department of Labor / EEO administration



FIXED PRICE FOR 1996:                              $92,849

MONTHLY INVOICED AMOUNT DURING 1996:               $ 7,737



BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Human Resources' fully-allocated costs. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Human Resources Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Human Resources (equaling $2,143 for 1996), and will not vary with changes in the Service Level of this Service.



                                ---------------



- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





          [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------



                                SCHEDULE IV.

              TULSA FACILITIES MAINTENANCE SERVICE (MANDATORY)

DESCRIPTION OF SERVICE:   This Service must be rendered or provided at the
Tulsa Office Center and Tulsa Computer Center (the "Tulsa Campus") as it involves AA's use of its employees who are members of the Transport Workers Union ("TWU") working at the Tulsa Campus in accordance with these terms:

1.)      The SABRE Group may obtain the Service or any of the Tasks from a
Person other than AA, so long as the SABRE Group continues to pay for the TWU Employees, to the extent that

         a) the Service or Task are beyond the scope of normal operations for the TWU Employees, or
         b) the TWU Employees are too few, or do not have the sufficient equipment or facilities, to perform the Service or Task.

2.)      AA's Director of Facilities Maintenance of the TWU Employees shall

         a) ensure that adequate qualified manpower is available at the Tulsa Campus to perform the Tasks as described in this Schedule;
         b) administer appropriate discipline to any TWU Employees who has violated applicable AA rules and regulations or AA/TWU contractual requirements;
         c) relocate from the Tulsa Campus, as soon as reasonably practicable (in light of AA's legal obligations) after the reasonable request of the SG Director (as defined below), any TWU Employee who has violated any other AA's applicable employment or workplace regulation, or has been deemed to be a threat, or to jeopardize, the operational integrity of the Tulsa Campus or its systems; and
         d) delegate to the SABRE Group's Director of Technical Support ("SG Director") the authority to coordinate the daily work activities performed by the TWU Employees.

3.)      [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------



        TULSA FACILITIES MAINTENANCE SERVICE (MANDATORY) -CONTINUED:

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED].

The Tasks to be performed by the TWU Employees will consist of:
A)       Operate all Heating, Ventilation and Air Conditioning (HVAC) equipment
             [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
B)       Operate all Uninterruptible Power Supply (UPS) System
             [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
C)       Install power to mainframe computers and peripheral equipment
D)       Accomplish all electrical maintenance and repairs
E)       Install chilled water piping to mainframe computer
F)       Janitorial Services [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
             REQUESTED]
G)       Shipping and Receiving  [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
             REQUESTED]

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

BASIS FOR PRICE: The Tasks to be performed are use-based. The monthly invoiced amount will be based on the volume of the Tasks performed. The price is based on the fully-allocated costs of providing the service, including:

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]





- --------------------------------------------------------------------------------
                                        10
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                  SCHEDULE V.

                            CASH ACCOUNTING SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Corporate
Accounting Department will consist of:



A)       Reconciliation of domestic bank accounts
B) Identification and resolution of cash irregularities and cash reporting issues
C)       Primary internal control relative to cash
D)       Recognition of foreign currency adjustments
E)       Investigation, resolution and subsequent clearing of reconciling items



FIXED PRICE FOR 1996:                                       $143,956

MONTHLY INVOICED AMOUNT DURING 1996:                        $ 11,996



BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Corporate Accounting's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Cash Accounting Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller (equaling $9,115 for 1996), and will not vary with changes in the Service Level of this Service.


                                ---------------




- --------------------------------------------------------------------------------
                                        11
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                  SCHEDULE VI.

                              RECEIVABLES SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Corporate
Receivables Department will consist of:



A)       Receivable Billing/Accounting -
         i.      Bill posting to the receivable sub-ledger system
         ii.     Cash applications
         iii. Coordination of settlement with Airlines Clearing House, or IATA Clearing House
         iv.     Account reconciliation, and receivable servicing.



FIXED PRICE FOR 1996:                                       $57,688

MONTHLY INVOICED AMOUNT DURING 1996:                        $ 4,807



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Corporate Receivables Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Receivables and Credit Analysis Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller (equaling $3,653 for 1996), and will not vary with changes in the Service Level of this Service.


                                ---------------




- --------------------------------------------------------------------------------
                                        12
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------







                                SCHEDULE VII.

                         PAYROLL PRODUCTION SERVICE


DESCRIPTION OF SERVICE:   Responsible for the calculation and distribution of
payroll checks and incentive compensation checks. The Tasks to be performed consist of:


A) Regular Checks - Processing of regular paychecks on a weekly, bi-weekly, and semi-monthly basis
B) Remote Checks - Processing of remote or supplemental paychecks for adjustments
C) Gross Pay Adjustments to be completed during the next regular pay period
D)       Garnishments
E)       Stop Payments for lost or stolen paychecks
F) Bonuses and Special Payments - Processing of special payments that require development changes


ESTIMATED COST FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
REQUESTED]


FIXED AMOUNT FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



RATE DURING 1996:
                 Garnishments [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
                              REQUESTED]
                 Regular Checks [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
                              REQUESTED]
                 Remote Checks [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
                              REQUESTED]
                 Stop Payment [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
                              REQUESTED]

BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Payroll Production's rates and the volume of products used. The Fixed Amount of the Payroll Production Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller. The Fixed Amount of the Payroll





- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




Production Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the rates specified above.

                                ---------------




- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                               SCHEDULE VIII.

                       PAYROLL TAX ACCOUNTING SERVICE

DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Payroll Tax
Accounting Department will consist of:

A) Payroll Taxes - Charges for the collection, remittance and accounting for payroll taxes and other moneys collected from employee paychecks. The cost is driven by the number of payroll checks that are processed in one calendar year.
B) Payroll Tax Reporting - Charges for reporting for Federal and State withholding and unemployment taxes. The costs are driven by the number of states worked.
C) Unemployment taxes - Services are currently SUBCONTRACTED TO FRICK, INC. Frick, Inc. is responsible for processing all claims for unemployment compensation claims, the monitoring the charges to SABRE GROUP unemployment accounts in each state, and the rates assigned by the States.
D) Payroll Tax Year End - Charges for the year end production of annual wage and tax statements. The cost is driven by the number of W-2s issued in one calendar year, and the number of states worked.

ESTIMATED COST FOR 1996:[INFORMATION OMITTED - CONFIDENTIAL TREATMENT
                        REQUESTED]

FIXED AMOUNT FOR 1996:[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

RATES DURING 1996:
A)       Payroll Tax  [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
B)       Payroll Tax Reporting [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
         REQUESTED]
C)       Unemployment Tax [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
         REQUESTED]
D)       Payroll Tax Year End [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
         REQUESTED]

BASIS FOR PRICE: The Tasks to be performed are use-based. The price is based on AA Payroll Tax Accounting's fully-allocated costs plus a margin. The Fixed Amount portion of the Payroll Tax Accounting Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller. The Fixed Amount of the Payroll Tax Accounting Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the service is the sum of the Fixed Amount and the usage at the rates specified above.
                              ----------------




- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                  SCHEDULE IX.

                            PAYROLL CUSTOMER SERVICE


DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Payroll Customer
Service Department will consist of:



A)       Employment Verification - Completion of the wage and employment
         information requested by           lending institutions. THE $10 FEE
         IS PAID BY LENDING INSTITUTIONS.
B) W-2 Reissues - $10 Fee for current year W-2 copy issued 4/15 to 12/31. $20 fee for past year W-2. Additional $5.00 expedite fee for fax of Fed Ex delivery. ALL FEES ARE PAID BY SABRE GROUP EMPLOYEES.
C) Employment Receivables - The administration and collection of balances from employees for advances, uniforms, and salary overpayments, check distribution special handling.



ESTIMATED COST FOR 1996:          $2,534

RATE DURING 1996:                 $18.84 hour for Task C

FIXED AMOUNT FOR 1996:            $  171

BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Payroll Customer Service's hourly rate and the number of hours to perform the Tasks. The Fixed Amount of the Payroll Customer Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller. The Fixed Amount of the Payroll Customer Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rate.




                               ----------------




- --------------------------------------------------------------------------------
                                        16
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                  SCHEDULE X.

                        DISBURSEMENTS PRODUCTION SERVICE

DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Corporate
Disbursements will consist of:


A)       Usage of EDI Mailbox and translator,(1)
B)       Other EDI
C)       Audit and Processing of contract based payments



ESTIMATED COST FOR 1996:(1)


RATES DURING 1996:

A)       EDI Mailbox usage1
B)       Other EDI 1
C)       Audit and Processing Relocation requests1

FIXED AMOUNT FOR 1996:(1)




BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Corporate Disbursement's rates and the volume of Tasks performed. The Fixed Amount of the Disbursements Production Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller. The Fixed Amount of the Disbursement Production Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the rates specified above.

                               ----------------



- ---------------------------------

(1) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


- --------------------------------------------------------------------------------
                                        17
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                                  SCHEDULE XI.

                         HUMAN RESOURCES ADMINISTRATION

DESCRIPTION OF SERVICES: AA Human Resources Department is responsible for performing the following Services (and not merely Tasks) for the SABRE Group.

                                                                             FIXED
SERVICE    DESCRIPTION                                                       PRICE
- ---------  -----------                                                       -----
A)         Providing and Managing Health and Welfare Benefits             $ 452,526
C)         Management and Professional Recruitment                        $  49,269
D)         College Recruitment                                            $  85,499
E)         Support Staff Recruitment                                         56,617
G)         Managing Employee Information and Documentation                $  29,630
H)         Managing Employee Performance and Terminations                 $ 163,539
I)         Compensating Employees and Job Leveling                        $   3,776
J)         Bonus Commission Programs                                      $   9,901
O)         Providing Retirement Benefits                                  $ 110,980
Q)         Training Management                                            $ 107,667
S)         CEIS                                                           $  45,365
T)         Providing and Managing Workers Compensation                    $  64,471
U)         Supporting International Locations                             $ 190,318
W)         Facilitating Management Career Moves                           $ 220,236
X)         Developing Admin / Interpreting Corporate Policy               $ 178,401
Y)         Assisting AMR Executives - Executive administration            $  65,426
AA)        Admin Travel Policy (Listed for Admin billing purposes only.   $  28,909
           No additional charge for this service is imposed in the
           Travel Privileges Agreement)
BB)        Evaluating Employees and their Performance/Progress            $  65,799
DD)        Providing Service Pins                                         $  13,837
EE)        Relocating Employees                                           $  30,484
FF)        Admin and Cost Control                                         $ 103,356


TOTAL FIXED PRICE FOR 1996:                                 $2,125,052

MONTHLY INVOICED AMOUNT DURING 1996:                        $  177,088

BASIS FOR PRICES: Each of the Services described above will be performed on a fixed-price basis. The price is based on AA Human Resources' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the Human Resources Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Human Resources (equaling $49,046 for 1996), and will not vary with the discontinuance of any one or more of the Services (unless all of the Services in this Schedule are discontinued).


                               ----------------



- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XII.

                          EMPLOYEE RELATIONS SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Employee
Relations Department will consist of:



A)       Negotiation of TWU Contracts
B)       Labor Contract Administration
C)       Formulate and Implement Labor Policy
D)       Administration of Grievance Process
E)       Representation of AMR Interests in Arbitration Proceedings
F)       Coordination of AMR Policy toward Labor Law Legislation
G)       Strategic Communication of Labor Initiatives



FIXED PRICE FOR 1996:                              $12,487

MONTHLY INVOICED AMOUNT DURING 1996:               $ 1,041



BASIS FOR PRICE:   The Task described above will be performed on a fixed-price basis. The price is based on AA Employee Relations' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.



                                ----------------




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                                        19

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------







                                SCHEDULE XIII.

                           DOT DRUG TESTING SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Medical
Department will consist of:



A) Random Drug and Alcohol Testing - includes Testing administered for reasonable cause
B)       Pre-employment Drug Screen



FIXED PRICE FOR 1996:                              $374

MONTHLY INVOICED AMOUNT DURING 1996:               $ 32



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Medical Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.



                               ----------------




- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                                 SCHEDULE XIV.

                                MEDICAL SERVICES

DESCRIPTION OF SERVICE:   AA Medical Department is responsible for performing
the following Tasks for the SABRE Group.

                                                                       1996
TASKS   DESCRIPTION                                                    RATES
- -----   -----------                                                    -----
A)      Breast Cancer Education                                        $211.50 per class
B)      Babies and You Education                                       $211.50 per class
C)      Blood Borne Pathogen Avoidance Education                       $44.81 per hour
D)      Ergonomics Awareness
        i.       Back Injury Prevention Training                       $125.45 per class
        ii.      Worksite Assessments                                  $47.45 per hour
        iii.     Cumulative Trauma (Carpal Tunnel Prevention)          $84.11 per class
E)      Alcoholism Awareness and Training Treatment                    $72.25 per hour
F)      Critical Incident Stress debriefings                           $86.71 per hour
G)      Workers Comp Visits to the Clinic                              $49.66 per exam
H)      Blood Borne Pathogen Follow-up Care                            $505.46 per case
I)      EAP Follow-up and Monitoring                                   $77.29 per hour
J)      Top Officer Examinations                                       $688.25 per exam
K)      OSHA Required Safety and Respiratory Physicals                 $38.34 per exam
L)      Medical Litigation Research and Testimony                      $142.63 per hour
M)      Regulatory Date Maintenance                                    $154.32 per hour
N)      Immunization Alert                                             $167.41 per hour
O)      International Health Database                                  $167.41 per hour
P)      ADA Accommodation Committee Work                               $140.10 per hour
Q)      Employee Assistance Program New Case Assessment and Referral   $93.64 per case
R)      Smoking Cessation                                              $95.67 per hour
S)      Maintain Mental Health Care PPN Network                        $86.94 per hour
T)      Pre-Employment Medical Histories and Drug Screens              $37.80 each
U)      Occupational Visits to the Clinic                              $37.38 per visit
V)      Reasonable cause Drug and Alcohol Screens                      $32.52 per test


ESTIMATED COST FOR 1996:                           $265,280

FIXED AMOUNT FOR 1996:                             $ 21,277

BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the rates and the volume of the Tasks performed. The Fixed Amount of the Medical Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. V.P. Corporate Services. The Fixed Amount of the Medical Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Tasks are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the rates specified above.

                               ----------------


- --------------------------------------------------------------------------------
                                        21
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                                  SCHEDULE XV.

                                BANKING SERVICE

DESCRIPTION OF SERVICE: The AA Treasury Department shall provide the SABRE Group and its subsidiaries, and the SABRE Group shall use and shall cause it subsidiaries to use, centralized cash management services provided by the AA Treasury Department which are substantially the same as the cash management services provided by AA to the SABRE Group and its subsidiaries immediately prior to the Effective Date. The Tasks to be performed by the AA Treasury Department will consist of:

A)       Cash Management Strategies
         i.      optimize the utilization of the daily cash activity
         ii.     maintain separate bank accounts for the SABRE Group and, in connection therewith, open and close bank accounts, as required.
         iii.    design, develop and implement enhanced, practical, cost-efficient cash management    processes.
         iv.     negotiate for new improved bank services
         v.      review bank services and fees
B)       Cash Mobilization (Process Detailed on following page)
         i.      initiate properly approved wire transfers
         ii.     collect all available bank account balances
         iii.    fund all disbursements accounts
         iv.     coordinate daily with AMR Investment Services for all cash excess/shortfalls
         v.      generate, as needed, advance to and/or from AA
C)       Coordination of Letters of Credit
D)       Pass -Through expense of banking service charges
E)       Cash Investment - transfer excess cash to AMR Investment Services, which will invest such cash in a manner consistent with the investment objectives utilized by AMR Investment Services for AMR Corporation and its
         subsidiaries as of the date of this Agreement.


FIXED PRICE FOR 1996:                              $ 414,677

MONTHLY INVOICED AMOUNT DURING 1996:               $  34,556

BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Treasury Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Banking Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Development & Treasury (equaling $15,055 for 1996) and will not vary with changes in the Service Level of this Service. [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


                               ---------------



- --------------------------------------------------------------------------------
                                        22
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




          BANKING SERVICE DAILY CASH MOBILIZATION PROCESS (TASK B PREVIOUS PAGE)


8:00 - 8:30A     -   Retrieve Chase Manhattan's prior day's Balance and
                     Transaction Report (Infocash) for TSG's main account.

8:30 - 9:00A     -   Reconcile each cash receipt / disbursement on
                     Infocash to daily cash worksheet.

9:00 - 10:00A    -   Retrieve prior day's account balances from depository
                     banks.
                 -   Access current day's presentments for controlled
                     disbursement accounts.
                 -   View Chase's Intra-day Infocash report for main account.

10:00 - 10:30A   -   Prepare the cash worksheet for the day's activity.
                     -   Compute the preliminary net cash position.
                     -   Determine if any advances from / to AA are required.
                     -   Notify AMR Investment Services of the cash status.

10:30 - 11:30A   -   Input electronic transfers.
                 -   To concentrate receipts from depository banks into Chase
                     main account.
                 -   To fund corporate payables and other bank accounts from
                     Chase main account.
                 -   To remit 3rd party disbursements from main account.

11:30A - 12:00P  -   Review, approve, and release actual transfers (performed
                     by someone other than the cash mobilizer).
                 -   Access Intra-day Infocash Report for any incremental
                     activity.
                 -   Update daily cash worksheet.
                 -   Notify AMR Investments of any significant changes.

12:00 - 2:00P    -   Access Intra-day Infocash Report for any further updates.
                 -   Finalize your cash position with AMR Investment Services.

2:00 - 3:00P     -   Input electronic transfers for investment activity.
                 -   Review, approve & release investment transfers.
                 -   Close-out daily cash worksheet.
                 -   Inform TSG of the day's net cash flow and ending
                     portfolio balance.





- --------------------------------------------------------------------------------
                                        23
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE XVI.

                           CORPORATE FINANCE SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Treasury
Department will consist of:



A)       Coordination of Financing Decisions
B)       Risk Assessment and Management
C)       Financing Administration



FIXED PRICE FOR 1996:                              $31,399

MONTHLY INVOICED AMOUNT DURING 1996:               $ 2,617



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on the AA Treasury Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the Corporate Finance Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Development & Treasury (equaling $2,318 in 1996), and will not vary with changes in the Service Level of this Service.




                               ----------------




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                                        24
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                SCHEDULE XVII.

                    TAX ADMINISTRATION SERVICES (OPTIONAL)



DESCRIPTION OF SERVICE:   Tax Administration other than Tax Administration
(Mandatory) as described on Schedule I. Tax Administration Services (Optional) includes the following tax Services:

SERVICES                                                                     1996 ESTIMATE
- --------                                                                     -------------
A)       Sales /use, excise, property and other transaction taxes            $  90,741
         i.      Tax return preparation and property tax rendition filing
         ii      Tax payment processing
         iii.    Audits and contests
         iv.     Research and planning
         v.      Monitor legislation and regulations effecting the business
         vi.     Tax accounting
B)       International                                                       $   71,073
         i.      Manage tax return preparation and VAT collection
                 calculations
         ii.     Foreign audits and contests
         iii.    Research and planning
         iv.     Monitor legislation and regulations effecting the business
         v.      Tax accounting
C)       Systems Development                                                 $    5,000
         i.      Develop design specifications for the new financial and
                 logistics systems to automate the tax functions
         ii.     Assisting in the developments of semi-automated accounting systems
         iii.    Maintenance and modifications of tax systems



HOURLY RATE DURING 1996:                           $  See Note A

ESTIMATED TIPS ALLOCATION FOR 1996:                $   30,000

FIXED AMOUNT FOR 1996:                             $   15,184

TOTAL ESTIMATED COST FOR 1996:                     $  205,660





- --------------------------------------------------------------------------------
                                        25
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------








                    TAX ADMINISTRATION SERVICE (OPTIONAL)


BASIS FOR PRICE:   The Services to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Tax Department's hourly rate and the billable hours required to perform the Tasks described above. In addition, there will be an allocation of TIPS processing costs. TIPS development costs related to SG Tax Administration will be charged directly to, or "passed through" to The SABRE Group. The Tax Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Tax Administration Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Development & Treasury. The Fixed Amount of the Tax Administration Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide each of the services is the sum of the Fixed Amount, the usage at the hourly rate and the allocable TIPS costs.


NOTE A:  Schedule of Hourly Rates
                                                   Level 8       $130 hr
                                                         7       $102 hr
                                                         6       $ 88 hr
                                                         5       $ 77 hr
                                                         4       $ 65 hr
                                                         3       $ 59 hr



                               ----------------




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                                        26
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------







                               SCHEDULE XVIII.

                          GOVERNMENT AFFAIRS SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Government Affairs
will consist of:



A)       U. S. Federal Government Relations
B)       State and Local Government Relations
C)       Coordination of AMR Lobbying Efforts at all levels of Government


FIXED PRICE FOR 1996:                              $268,808

MONTHLY INVOICED AMOUNT DURING 1996:               $ 22,401



BASIS FOR PRICE: The Tasks described above will be performed on a fixed-price basis. The price is based on AA Government Affairs' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Government Affairs Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Government Affairs (equaling $51,189 for 1996), and will not vary with changes in the Service Level of this Service.



                               ----------------



- --------------------------------------------------------------------------------
                                        27
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XIX.

                       SABRE SUPPLY MANAGEMENT SERVICE



DESCRIPTION OF SERVICE:   The SABRE Supply Management Service will be performed
in accordance with a corresponding power of attorney granted to AA Purchasing. The Tasks to be performed are needs identification, bid proposals, awarding process, ordering process, delivery process, payment and maintenance process for:



A) Hardware Purchases including Personal Computers, Telecommunications Equipment, and Printers
B)       Software Purchases and Licensing Agreements
C)       Telecom Services and Maintenance Contracts


FIXED PRICE FOR 1996:                              $2,652,249

MONTHLY INVOICED AMOUNT DURING 1996:               $  221,021



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on Purchasing SABRE Supply Management's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the SABRE Supply Management Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Purchasing (equaling $51,189 for 1996), and will not vary with changes in the Service Level of this Service.




                               ----------------




- --------------------------------------------------------------------------------
                                        28
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                 SCHEDULE XX.

                          CORPORATE SECURITY SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Corporate Security
will consist of:



A)       Investigations
B)       Consultation & Representation
C)       Ticket Loss Prevention
D)       Audits & Tests
E)       Instruction
F)       Administration



FIXED PRICE FOR 1996:                              $244,456

MONTHLY INVOICED AMOUNT DURING 1996:               $ 20,371



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Corporate Security's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Corporate Security Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. V.P. Corporate Services (equaling $18,151 for 1996), and will not vary with changes in the Service Level of this Service.


                               ----------------




- --------------------------------------------------------------------------------
                                        29
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                SCHEDULE XXI.

                        SAFETY ADMINISTRATION SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Safety will consist
of:



A)       Ground Safety
         i.      Employee Injury and Illness
         ii.     Ergonomic Program
         iii.    Safety Audits
         iv.     OSHA Administration
         v.      Industrial Hygiene Program
         vi.     Safety Training

B)       Environmental Safety
         i.      Environmental Assessments
         ii.     Environmental Training
         iii.    Legal & Lobbying
         iv.     Environmental Regulations
         v.      Technical Assistance and Support
         vi.     Program and Professional Development Services
         vii.    Waste Minimization Programs
         viii.   Recycling Programs



FIXED PRICE FOR 1996:                                       $16,290

MONTHLY INVOICED AMOUNT DURING 1996:                        $ 1,358



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Safety's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.


                               ----------------




- --------------------------------------------------------------------------------
                                        30
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




                                SCHEDULE XXII.

                  BUSINESS INSURANCE ADMINISTRATION SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Treasury
Department will consist of:


A)       Negotiation of Insurance Policy Terms and Premiums
B)       Contract Review and Revisions
C)       Claims Handling
D)       Calculation for the allocation of insurance premiums to the SABRE Group



SABRE Group may determine, in its discretion, whether to obtain its own business insurance policies or to participate in one or more business insurance policies obtained or arranged by AA or AMR. To the extent that SABRE Group elects (by agreement with AA or AMR) to so participate, SABRE Group shall pay a portion of the premiums for the insurance policies in which it participates based on an allocation methodology agree upon by the Parties for those policies.



FIXED PRICE FOR 1996:                                       $133,336

MONTHLY INVOICED AMOUNT DURING 1996:                        $ 11,112



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on the AA Treasury Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Business Insurance Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Development & Treasury (equaling $2,336 for 1996), and will not vary with changes in the Service Level of this Service.



                               ----------------




- --------------------------------------------------------------------------------
                                        31
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                               SCHEDULE XXIII.

                  PENSION FUND & 401K ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE:   AMR Investments manages the Pension and 401K plans
for SABRE Group Employees. The fixed price represents the SABRE GROUP portion of the pension fund Management Fee charged to AA by AMR Investments.



FIXED PRICE FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED] MONTHLY INVOICED AMOUNT DURING 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



BASIS FOR PRICE:   The Management Fee is on a fixed-price basis from AMR
Investments. The fixed price will be invoiced in 12 equal installments during the calendar year.


                              -----------------




- --------------------------------------------------------------------------------
                                        32
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------







                                 SCHEDULE XXIV.

                           CORPORATE AFFAIRS SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Corporate Affairs
will consist of the coordination of:



A)       Community Relations
B)       Federal and State Affairs
C)       Airport Affairs
D)       Administration
E)       Coordination with Government Affairs



FIXED PRICE FOR 1996:                              $54,654

MONTHLY INVOICED AMOUNT DURING 1996:               $ 4,555



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Corporate Affairs' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Corporate Affairs Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Affairs (equaling $51,189 for 1996), and will not vary with changes in the Service Level of this Service.



                              -----------------




- --------------------------------------------------------------------------------
                                        33
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                SCHEDULE XXV.

                            MCLA DIVISION SERVICES


DESCRIPTION OF SERVICE:   The Services (and not merely Tasks) to be performed
by AA MCLA Division from its Miami, Florida office will consist of the following:


SERVICE                                                         1996 PRICE
- -------                                                         ----------
A)       Charge to the SABRE Group all expenses related to      Pass-through Expense
         SG employees remaining on the AA payroll in Latin
         America and the Caribbean, including transferred
         employees in Mexico and Peru
B)       Accounting Functions performed for The SABRE Group,    $206,888
         Inc. including its direct and indirect
         subsidiaries, SABRE International, in the Caribbean
         and Latin America served as of the Effective Date
         of this contract which consists of:
         i.      Invoice distribution
         ii.     Processing of payments collected
         iii.    Tax forms prepared by local AMR Accounting
                 Offices
         iv.     Statutory Invoicing procedures
C)       Serve as Resident Agent for Service of Process and     Pass-Through Expense
         Attorney-in-Fact on Powers of Attorney in the
         following countries:
         i.      Costa Rica, Jamaica, Panama, Trinidad &
                 Tobago, Barbados, Grenada, Belize and Bermuda



FIXED PRICE FOR SERVICE B DURING 1996:                      $206,888

MONTHLY INVOICED AMOUNT FOR SERVICE B DURING 1996:          $ 17,241



BASIS FOR PRICE: The Fixed Price is based on AA MCLA Division's fully-allocated costs plus a margin. Pass-through expenses, for Services A and C, represent costs incurred by AA to perform those Services to the SABRE Group (margin not applied). Pass-through expenses will be invoiced each month as incurred. The Fixed Price will be invoiced in 12 equal installments during the calendar year.


                               ----------------




- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXVI.

                          FINANCIAL SYSTEMS SERVICE



DESCRIPTION OF SERVICE:   Tasks consist of providing usage of AA's FINPACS and
CLAS systems applications for the following functionality:


A) CLAS: to store salaries, benefits and equivalent headcount at SABR Group cost center level before transferring data to SABRE Group SAP. Salary calculations are performed outside CLAS by AA Payroll Accounting. Benefits and equivalent calculations are performed by FINPACS.

B) FINPACS: to generate equivalent headcount and Employee benefits at SABRE Group cost center level before passing that information to CLAS. The following methodology is used for monthly allocations.

         i. Pensions - The actuarial firm of Alexander & Alexander annually calculates the total external pension expense for the SABRE Group. The estimated 1996 rates per employee's salary charged to each cost center are:
                 SABRE Group Management (Labor Groups 2,3,4,5) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                 SABRE Group Non-Management(Labor Groups 1XX, 710, 999) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                          True-ups to the SABRE Group external expense will occur each month

         ii. SABRE Group companies will have [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED] withheld from total salaries as mandated by the Federal Government. The rate is charged to each cost center based on actual salaries with true-ups occurring monthly.

         iii. Group Insurance - costs that AA incurs on behalf of each SABRE Group Company employee. The 1996 per employee estimated rates charged using actual physical headcount are:
                 SABRE Group Management (Labor Groups 2,3,4,5)
                 [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                 SABRE Group Non-Management(Labor Groups 1XX, 710, 999) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                          True-ups to the SABRE Group external expense will occur semi-annually

         iv. FAS 106 Retirement Benefits - The actuarial firm of Alexander & Alexander annually calculates the total FAS 106 for SABRE Group employees. The estimated 1996 rates charged using actual physical headcount are:
                 SABRE Group Management (Labor Groups 2,3,4,5) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                 SABRE Group Non-Management(Labor Groups 1XX, 710, 999) [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]
                          True-ups to the SABRE Group external expense will occur each month





- --------------------------------------------------------------------------------
                                        35
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




         v. Federal and State Unemployment Taxes - The SABRE Group will be charged an annual [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTed] per employee for federal unemployment tax, and [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED] per employee for state unemployment tax using actual physical headcount
                          True-ups to the SABRE Group external expense will occur each month





- --------------------------------------------------------------------------------
                                        36
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                     FINANCIAL SYSTEMS SERVICE CONTINUED



FIXED PRICE FOR 1996 [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


MONTHLY INVOICED AMOUNT DURING 1996: [INFORMATION OMITTED - CONFIDENTIAL
                                           TREATMENT REQUESTED]


BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Financial System's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual Price of the Financial Systems Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. & Controller [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service.


                              -----------------



- --------------------------------------------------------------------------------
                                        37
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXVII.

                               AMR CHINA SERVICE



DESCRIPTION OF SERVICE:   Tasks consist of supporting the SABRE GROUP
companies' business development in the Peoples Republic of China from both the AA HDQ office and the Beijing office.



ESTIMATED COST FOR 1996:                           $564,900

Estimate of Monthly Cost for 1996:                 $ 47,075



BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced price will be 50% of the accumulated expenses authorized by the President of AMR China and booked by AA Corporate Accounting during the accounting month to perform the Service described above.


                               ----------------




- --------------------------------------------------------------------------------
                                        38
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------







                                SCHEDULE XXVIII.

                                 LEGAL SERVICES


DESCRIPTION OF SERVICE:   Tasks will consist of the rendering professional
legal services for matters in the following areas:


A)       Labor and Employment Law
         i.      Labor Litigation
         ii.     Equal Employment Opportunity Commission Claims (EEOC)
         iii.    Department of Human Rights Claims (DHR)
         iv.     Railway Labor Act Issues and Claims
         v.      OSHA Issues and Claims
         vi.     Environmental Issues and Claims
         vii.    Immigration Filings
         viii.   Garnishments
         ix.     ERISA Issues
B)       Litigation
         i.      Commercial Litigation
         ii.     Antitrust Litigation
         iii.    EC Regulation
         iv.     CRS Issues
         v.      Federal Aviation Administration Issues and Claims (FAA)
         vi.     Subpoenas
C)       Corporate Law
         i.      Contract Review and Preparation
         ii.     Mergers and Acquisitions
         iii.    Corporate Registrations
         iv.     Corporate and Securities law compliance
         v.      Real Estate
         vi.     Bankruptcy
         vii.    Intellectual Properties
         viii.   Customs
D)       Corporate Finance
         i.      Public Financing
         ii.     Private Financing
         iii.    SEC Regulations
E)       Regulatory Matters
         i.      General Governmental Matters
         ii.     DOT Route Proceedings
         iii.    DOT Regulatory Matters





- --------------------------------------------------------------------------------
                                        39
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                            LEGAL SERVICES CONTINUED



ESTIMATED COST FOR 1996:                                            $2,100,000

HOURLY RATES DURING 1996:
                          Associate General Counsel                 $ 123
                          Sr. Attorney                              $  92
                          Attorney                                  $  80
                          Paralegal                                 $  35

FIXED AMOUNT FOR 1996:                                              $  51,189



BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Legal Department's hourly rate and the billable hours required to perform the Tasks described above. The AA Legal Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Legal Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. Corporate Secretary. The Fixed Amount of the Legal Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual applicable cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rates.




                               ----------------




- --------------------------------------------------------------------------------
                                        40
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                SCHEDULE XXIX.

                                AUDIT SERVICE



DESCRIPTION OF SERVICE:   Conducting internal audits and coordinating external
audit functions.



ESTIMATED COST FOR 1996:                           $ 605,221

ESTIMATED MONTHLY COST FOR 1996:                   $  50,435

HOURLY RATES DURING 1996:
                                  IT Audits        $  84
                                  Corporate Audits $  64

FIXED AMOUNT FOR 1996:                             $  51,189



BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Audit's hourly rates and the billable hours required to perform the Tasks described above. The AA Audit Department may Subcontract when necessary. All costs of Subcontracting will be "passed-through" at AA cost to the SABRE Group. The Fixed Amount of the Audit Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. V.P. and General Counsel. The Fixed Amount of the Audit Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rates.




                               ----------------





- --------------------------------------------------------------------------------
                                        41
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE XXX.

                         CORPORATE REAL ESTATE SERVICE


DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Corporate Real Estate
will consist of:

A)       Facilities Support
         i.      Space Programming Studies
         ii.     Manage Design Professionals
         iii.    Cost Estimations/Refinement for new Projects
         iv.     Evaluate Requests for Proposals (RFPs)
         v.      Value Engineering
         vi.     Project Feasibility Studies
         vii.    Bidding and Contract Negotiations
         viii.   Project Management
         ix.     Contract Audit Control
         x.      Project Close Out
         xi.     HDQ Space Planning
B)       Properties Support
         i.      Rate and Change Evaluation
         ii.     Tenant and Landlord Liaison
         iii.    Negotiation of New Leases
         iv.     Negotiation of Additional Services under Leases
         v.      Property Management
         vi.     Real Estate Market Analysis
C)       Planning and Technical Support
         i.      Environmental Engineering
         ii.     Energy Audits
         iii.    Automation Environment
         iv.     Pre-Conditioned Air / Ground Power
         v.      Material Handling Systems





- --------------------------------------------------------------------------------
                                        42
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                         CORPORATE REAL ESTATE SERVICE CONTINUED



ESTIMATED COST FOR 1996:                                    $146,631

HOURLY RATE DURING 1996:                                    $ 78

ESTIMATE OF MONTHLY COST FOR 1996:                          $ 12,219

FIXED AMOUNT FOR 1996:                                      $ 11,761




BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced amount will be the product of the AA Corporate Real Estate's hourly rate plus a margin and the billable hours required to perform the Tasks described above. The Fixed Amount of the Corporate Real Estate Service is the allocation of unmargined Private Payroll representing the oversight responsibility of the Sr. V.P. Corporate Services. The Fixed Amount of the Corporate Real Estate Service will be invoiced in 12 equal installments, and the Fixed Amount will not vary if any one or more of the use-based Services are dropped. The annual cost to provide the Service is the sum of the Fixed Amount and the usage at the hourly rate.




                               ----------------




- --------------------------------------------------------------------------------
                                        43
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXI.

                       CORPORATE COMMUNICATIONS SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by AA Corporate
Communications will consist of:



A)       Strategic Planning & Counseling
B)       Media Relations
C)       Marketing Communications
D)       Issues Management
E)       Project Management
F)       Executive Support
G)       Internal Communications
H)       On-Line Communications
I)       Financial Reporting Communications
J)       Administration and Clerical Duties
K)       Community Relations



ESTIMATED COST FOR 1996:                                            $277,463

ESTIMATE OF MONTHLY COST FOR 1996:                                  $ 23,122

HOURLY RATES DURING 1996:
                          Management Level 6 and above              $ 85
                          Account Executive                         $ 53
                          Jr. Account Executive                     $ 32
                          Support Staff                             $ 27


BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced price will be the product of the AA Corporate Communication's applicable hourly rates plus a margin and the billable hours required to perform the Tasks described above.


                               ----------------



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                                        44
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXII.

                       OTHER AIRLINE (OA) PERSONAL TRAVEL ADMINISTRATION SERVICE



DESCRIPTION OF SERVICE:   AA International Affairs will provide Administrative
support for the SABRE Group's personal travel on Other Airlines (OA). Tasks include the following:



A)       Secure of agreement with Other Airlines
         i.      Draft cover letters
         ii.     Revise AA ID agreement to include the SABRE Group
         iii.    Negotiate new arrangements with each airline
         iv.     Conclude and execute revised agreements
B)       Contract Maintenance
         i.      Ongoing negotiations
         ii.     Secure additional carriers
         iii.    Conflict resolution with OAs
         iv.     Contract preparation and filing
C)       Administrative Support
         i.      Provide updates to SABRE reference material
         ii.     Respond to employee inquiries
         iii.    Prepare PNRs for ticketing
         iv.     Provide OA with pay-back passes on AA


FIXED PRICE FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL
TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT DURING 1996: [INFORMATION OMITTED -
CONFIDENTIAL TREATMENT REQUESTED]


BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA International Affairs' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the OA Personal Travel Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. International Affairs [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service.


                               ----------------


- --------------------------------------------------------------------------------
                                        45
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXIII.

                       OTHER AIRLINE (OA) BUSINESS TRAVEL ADMINISTRATION SERVICE

DESCRIPTION OF SERVICE:   AA International Affairs will provide Administrative
support for the SABRE Group's business travel on Other Airlines (OA). Tasks include the following:



A)       Secure Business Travel on Other Airlines
         i.      Negotiate arrangements with other airlines
         ii.     Provide other airlines travel on AA
B)       Pass Bureau
         i.      Process SABRE Group pass requests
         ii.     Process OA business travel requests
C)       Administrative Support
         i.      Provides updates to the SABRE Group reference material
         ii.     Respond to employee inquires
         iii.    Prepare PNRs for ticketing



FIXED PRICE FOR JAN. 1 TO SEPT. 30, 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

FIXED PRICE FOR OCT. TO DEC. 31, 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

INTERLINE TRAVEL EXPENSE FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT JAN. 1 TO SEPT. 30, 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

BASIS FOR PRICE:   The OA Business Travel Administration price is based on AA
International Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The annual price of the OA Business Travel Administration Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. International Affairs [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level





- --------------------------------------------------------------------------------
                                        46
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------




of this Service.  [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



                               ----------------

- --------------------------------------------------------------------------------
                                        47
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXIV.

                        INTERNATIONAL DIVISION SERVICES

DESCRIPTION OF SERVICE:   The Services to be performed by AA International
Division from the London U.K. office will consist of the following for the existing geographical areas served as of the Effective Date of the Management Services Agreement:


A)       Accounting Functions
         i.      Disbursements and Refunds
         ii.     Payroll Tax
         iii.    C-Tax Claims and VAT
         iv.     Expat Management Accounting
         v.      Bank Reconciliations
         vi.     Credit Cards
         vii.    SABRE Leasing
B)       Personnel
         i.      Employee Relations
         ii.     Recruitment
         iii.    Career Development
         iv.     Compensation Standards
         v.      Benefits Administration
         vi.     Health and Safety Issues
D)       EC Affairs
E)       Purchasing
F)       Pacific Sales
         i.      Interline Requests
         ii.     STIN Marketing
         iii.    STIN Related Issues with OALS



FIXED PRICE FOR 1996:                              $ 775,764

MONTHLY INVOICED AMOUNT DURING 1996:               $  64,647



BASIS FOR PRICE:   The Services described above will be performed on a
fixed-price basis. The price is based on AA International Division's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year.

                             -------------------




- --------------------------------------------------------------------------------
                                        48
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------






                                SCHEDULE XXXV.

                         GENERAL SERVICES DEPARTMENT


DESCRIPTION OF SERVICE:   The Services and not merely Tasks to be performed by
AA General Services will consist of:


SERVICES
- --------
A)       Archives
B)       Library Services
C)       Reserved Parking Permits Administration
D)       Mail Services Includes mailings by USPS below 1,000 pieces.
E)       USPS Postage for orders exceeding 1,000 pieces not covered by Mail
         Services
F)       HDQ Telephone Directory
         i.      Maintain AMR Roster
         ii.     Maintain Corporate Mailing Lists
         iii.    Maintain Company Regulations
G) Administration of contracts executed between AA and subcontractors for Services not performed by AA employees


BUILDINGS SERVED: American Airlines is offering General Services to SABRE GROUP at the following locations.

CPI              CPII             CPIV             CPV          Learning Center
STIN             SRO              Flight Academy / SOC


TOTAL FIXED PRICE FOR 1996:                                         $  525,214

MONTHLY INVOICED AMOUNT DURING 1996:                                $   43,767


BASIS FOR PRICE:   The Services described above will be performed on a
fixed-price basis. The price is based on AA General Services' fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The prices for the Services have been totaled, instead of separately stated, per agreement by the Parties.

                              -----------------




- --------------------------------------------------------------------------------
                                        49
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                               SCHEDULE XXXVI.

               GENERAL SERVICES' PASS-THROUGH EXPENSES SERVICE

DESCRIPTION:   AA General Services pays AA's Subcontractors for the following
Services (which are not merely Tasks). The list below represents a pass-through of expenses belonging to the SABRE Group.


         SERVICES                                           CURRENTLY SUBCONTRACTED TO:
         --------                                           ---------------------------
A)       Employee Shuttle Service DFW/HDQ/DFW               Renzenberger, Inc.
B)       Paper Supplier                                     Tri-Plex Industries, Inc.
C)       Installation and management of Copiers             Xerox Business Services Division
D)       Printing and Mailing Services                      Pitney Bowes Management Services, Inc.
E)       Cafeteria and Vending Services                     ARAMARK
                 CPIV and STIN

Price for each Service is a pass-through of expenses of the SABRE Group for that Service.

BUILDINGS SERVED:   American Airlines is offering General Services to SABRE
GROUP at the following locations.

      CPI         CPII        CPIV             CPV         Learning Center
      STIN        SRO         Flight Academy / SOC


TOTAL PASS-THROUGH EXPENSES FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


MONTHLY INVOICED AMOUNT DURING 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



BASIS FOR PRICE:   The SABRE Group portion of expenses incurred by AA for
General Services-related Subcontracted Services. Each Service is a Fixed Price Service for the purposes of the Agreement. The prices for the Services have been totaled, instead of stated separately, per agreement by the Parties. The total Pass-Through Expense will be invoiced in 12 equal installments.





- --------------------------------------------------------------------------------
                                        50
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXVII.

                         CORPORATE TRAVEL DESK SERVICE



DESCRIPTION OF SERVICE:   The Tasks to be performed by the AA Flight Department
will consist of:



A)       Booking of Hotels for Business Travel at Interline Rates
B)       Booking of Rental Vehicles for Business Travel at Interline Rates



FIXED PRICE FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

MONTHLY INVOICED AMOUNT DURING 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]



BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Flight Department's fully-allocated costs plus a margin. The fixed price will be invoiced in 12 equal installments during the calendar year. The Fixed Amount of the Corporate Travel Desk Service will include an allocation of unmargined Private Payroll representing the oversight responsibility of the V.P. International Affairs [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED], and will not vary with changes in the Service Level of this Service.


                              ------------------




- --------------------------------------------------------------------------------
                                        51
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                               SCHEDULE XXXVIII.

                               PRINTING SERVICES



DESCRIPTION OF SERVICE:   Printing Services consists of  photocopying.  The
Service is currently Subcontracted to Pitney Bowes and is performed from the basement of the STIN Building



RATE FOR 1996: [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


ESTIMATED COST FOR 1996:  [INFORMATION OMITTED - CONFIDENTIAL TREATMENT
REQUESTED]




BASIS FOR PRICE:   The Tasks to be performed are use-based.  The monthly
invoiced price will be the product of the rate per impression applied to actual consumption of impressions.


                               ----------------




- --------------------------------------------------------------------------------
                                        52
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XXXIX.

                         FACILITIES MAINTENANCE - CPIV



DESCRIPTION OF SERVICE:   Responsible for the following Tasks to be performed
at CentrePort IV in Fort Worth, Texas:



A)       Facilities Maintenance
         i. Operation of CPIV Power Plant (Listed for billing purposes only. This Task is covered by the Central Plant Easement Agreement)
         ii.     Shipping and Receiving in CPIV
         iii.    TWU Maintenance of CPIV  Facilities
         iv.     Facilities Maintenance and Repairs Material in CPIV
                 1.       Supplies
                 2.       Workwear



[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]. The price is based on AA Facilities Maintenance Department's fully-allocated costs. The fixed price will be invoiced in 12 equal installments during the calendar year.

                               ----------------




- --------------------------------------------------------------------------------
                                        53
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE XL.

                        FACILITIES MAINTENANCE - STIN



DESCRIPTION OF SERVICE:   Responsible for the following Tasks to be performed
at the STIN building in Fort Worth, Texas:



A)       Facilities Maintenance
         i.      Operation of STIN Power Plant
         ii.     Shipping and Receiving in STIN
         iii.    TWU Maintenance of STIN Facilities
         iv.     Facilities Maintenance and Repairs Material in STIN
                 1.       Supplies
                 2.       Workwear



FIXED PRICE FOR 1996:                      $  2.233 sq. ft, or $  1,180,463

MARKET RATE ADJUSTMENT                             $


BASIS FOR PRICE:   The Tasks described above will be performed on a fixed-price basis. The price is based on AA Facilities Maintenance Department's fully-allocated costs. The fixed price will be invoiced in 12 equal installments during the calendar year. [INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]


                               ----------------




- --------------------------------------------------------------------------------
                                        54
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                       SCHEDULE XLI.

             FACILITIES MAINTENANCE PASS-THROUGH EXPENSE SERVICE


DESCRIPTION:   AA General Services pays AA's Subcontractors regarding the
Services (and not merely Tasks) described below, for Prices consisting only of a pass-through of expenses (under the Service Subcontracts) belonging to the SABRE Group.



      Service                                     Currently Subcontracted to:
      -------                                     ---------------------------
A)    Janitorial Services                         Pedus Building Services, Inc.
B)    Janitorial Services                         Member's Building Maintenance Corp.
C)    Elevator Maintenance and Repairs            Montgomery Elevator
D)    Annual Inspections and Certification Fees   Honeywell, Inc.
E)    Card Keys and CC Television Security        Johnson Controls, Inc.
F)    Parking Lot Cleaning                        Pedus Building Services, Inc.
G)    Pest Control                                Various Contractors (to be verified)
H)    Fire System Certification and Testing       Honeywell, Inc.
I)    UPS - Factory Preventative Maintenance      Teledyne
J)    HVAC Controls                               Johnson Controls, Inc.
K)    Landscape Maintenance                       Minor's Lawn Care, Inc.
L)    Landscape Maintenance                       Peterman & Associates, Inc.
M)    Trash Disposal and Recycling                Waste Management, Inc.
N)    Interior Plant Care                         Follage Design Systems
O)    Security Services                           ABM Security Services
P)    Electronic Security maintenance             Johnson Controls, Inc.
Q)    Hazardous Waste Removal                     Various Contractors


TOTAL PASS-THROUGH EXPENSES FOR 1996:
                             CPIV             $  1.855 sq. ft, or $  1,056,702
                             STIN             $  1.855 sq. ft, or $    980,592

BASIS FOR PRICE:   The SABRE Group portion of expenses incurred by AA for
General Services-related Subcontracted Services. Each Service is a Fixed Price Service for the purposes of the Agreement. The pass-through expenses will be billed in 12 equal monthly installments. The Prices for the Services have been totaled, instead of separately stated, by agreement of the Parties. The total Pass-Through Expense will be invoiced in 12 equal installments.


                               ----------------




- --------------------------------------------------------------------------------

AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                SCHEDULE XLII.

                         UTILITIES MANAGEMENT SERVICE

DESCRIPTION:   AA General Services will perform the following Tasks:



A)       Utilities Management Fee
                          $0.016 sq. ft STIN
                          $0.016 sq. ft CPIV


FIXED PRICE FOR 1996:          STIN             $ 0.016 sq. ft, or $8,633
                               CPIV             $ 0.016 sq. ft, or $9,303


BASIS FOR PRICE:   The Utilities Management Fee is a fixed-priced Service.  The
Tasks described above will be performed on a fixed-price basis. The price is based on AA General Services fully-allocated costs. The fixed price will be invoiced in 12 equal installments during the calendar year.

                               ----------------




- --------------------------------------------------------------------------------
                                        56
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE XLIV.

[INFORMATION OMITTED - CONFIDENTIAL TREATMENT REQUESTED]

                               ----------------




- --------------------------------------------------------------------------------
                                        57
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AA MANAGEMENT SERVICES AGREEMENT                            SCHEDULE OF SERVICES
- --------------------------------------------------------------------------------





                                 SCHEDULE XLV.

                         AA CORPORATE APARTMENT SERVICE



DESCRIPTION OF SERVICE:   Lodging provided at the AA Corporate Apartment in New
York City. The service is not covered by the General Services Schedule in the Management Services Agreement and will consist of:



A)       Administration of the Corporate Apartment in New York City
         i.      Rent
         ii.     Utilities
         iii.    Communications
         iv.     Janitorial
         v.      Maintenance



FIXED PRICE FOR 1996:                                       $ 32,016

MONTHLY INVOICED AMOUNT DURING 1996:                        $  2,668




BASIS FOR PRICE:   The price is based on an AA's fully allocated cost of
maintaining the Apartment. Scheduling for use of the Corporate Apartment is conducted by AA General Services. The SABRE Group's occupancy is historically 32% of the annual use of the Apartment. The fixed price will be invoiced in 12 equal installments during the calendar year.

                                ---------------





- --------------------------------------------------------------------------------
                                        58